                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
                         Lockheed Martin Corporation
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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


                                                          [LOCKHEED MARTIN LOGO]

Proxy Statement

Notice of
2000 Annual Meeting
of Stockholders
April 27, 2000

Lockheed Martin Corporation
6801 Rockledge Drive  Bethesda, MD 20817

                                                          [LOCKHEED MARTIN LOGO]

VANCE D. COFFMAN
Chairman and
Chief Executive Officer

                                                 March 22, 2000

Dear Fellow Stockholders:

I look forward to seeing you at Lockheed Martin's 2000 Annual Meeting of Stockholders, to be held on Thursday, April 27, 2000 at the South Shore Harbour Resort & Conference Center, 2500 South Shore Boulevard, League City, Texas at 10:30 a.m. I invite you to join our directors and management at 10:00 a.m. for coffee and conversation before the meeting begins.

During the meeting, management will report on the Corporation's 1999 activities. We will continue with discussion and voting on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement.

Two members of our Board, Messrs. Houston I. Flournoy and Carlisle A. H. Trost, will retire following this year's Annual Meeting of Stockholders. Their contributions to Lockheed Martin have been extremely valuable and we will truly miss them.

Please let us know if you plan to attend the meeting by marking the appropriate box on your proxy solicitation/voting instruction card, or indicating your plans when prompted if you cast your vote by Internet or telephone.

Please be sure your shares are represented at the meeting by returning your voting instructions. Your vote is important.

                                               Sincerely,

                                            /s/ VANCE D. COFFMAN
                                               Vance D. Coffman

                                                          [LOCKHEED MARTIN LOGO]
                                                  6801 Rockledge Drive
                                                  Bethesda, Maryland 20817

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 South Shore Harbour Resort & Conference Center
                           2500 South Shore Boulevard
                            League City, Texas 77573

To Lockheed Martin Stockholders:

Lockheed Martin Corporation's Annual Meeting of Stockholders will be held at 10:30 a.m. local time on Thursday, April 27, 2000 at the South Shore Harbour Resort & Conference Center, 2500 South Shore Boulevard, League City, Texas. Only stockholders (or their proxies) and beneficial owners at the close of business on the record date, March 6, 2000, and invited guests of the Corporation may attend. An admission ticket or proof of ownership is required for admission to the meeting. A detachable admission ticket is attached to the proxy solicitation/voting instruction card.

We invite you to join the directors and management at 10:00 a.m. before the meeting for coffee and conversation. During the meeting, there will also be an opportunity to discuss matters of interest to you as a stockholder of Lockheed Martin.

Following a management report on Lockheed Martin's business operations, you may discuss and vote on the following matters:

(1) Election of directors to serve on the Board for a one-year term ending at next year's annual meeting;

(2) Ratification of the appointment of Ernst & Young as our independent auditors for this year;

(3) Management's proposal to re-approve the performance-based goals in the Lockheed Martin Corporation 1995 Omnibus Performance Award Plan;

(4) Two stockholder proposals shown and discussed in the accompanying proxy statement; and,

(5) Consideration of any other matters which may properly come before the meeting.

It is important to us that your shares be represented at the meeting. Please return your voting instructions as soon as possible. We look forward to seeing you.

                                           By Order of the Board of Directors,

                                           /s/ LILLIAN M. TRIPPETT
                                           Lillian M. Trippett
                                           Vice President, Corporate Secretary
                                           and
                                           Associate General Counsel
March 22, 2000

TABLE OF CONTENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              PAGE
                                                              ----

General Information.........................................    1

Voting Information..........................................    1

Proposals You May Vote On...................................    3
   1. Election of Directors and Nominees for the Board......    3
   2. Ratification of Appointment of Ernst & Young LLP as
      Independent Auditors..................................    7
   3. Proposal to Re-approve Performance-Based Goals under
      the Lockheed Martin Corporation 1995 Omnibus
      Performance Award Plan................................    7
   4. Stockholder Proposal-Director Term Limits.............   10
   5. Stockholder Proposal-Ethical Criteria in Defense
      Contracting...........................................   11

Committees of the Board of Directors
   Board Committee Membership Roster........................   14
   Functions of Committees..................................   15

Directors' Compensation.....................................   17

Securities Owned by Directors, Nominees and Named Executive
   Officers.................................................   20

Compliance with Section 16(a) of the Securities Exchange Act
   of 1934..................................................   23

Security Ownership of Certain Beneficial Owners.............   24

Stock Price Performance Graph...............................   25

Executive Compensation
   Board Compensation Committee Report on Executive
     Compensation...........................................   26
   Summary Compensation Table...............................   33
   Option/SAR Grants in Last Fiscal Year....................   36
   Total Option/SAR Exercises in Last Fiscal Year and Fiscal
     Year-End Values........................................   38
   Executive Benefits.......................................   39
   Defined Contribution Plans...............................   40
   Pension Plans............................................   41

Nomination of Directors and Other Business of
   Stockholders.............................................   48

Appendix-1995 Omnibus Performance Award Plan................  A-1

Upon the written request of any record holder or beneficial owner of common stock entitled to vote at the Annual Meeting of Stockholders, we will provide without charge a copy of our Annual Report on Form 10-K for the year ended December 31, 1999, filed with the Securities and Exchange Commission. Requests should be mailed to James R. Ryan, Vice President Investor Relations, Lockheed Martin Corporation, 6801 Rockledge Drive, Bethesda, Maryland 20817, by calling Lockheed Martin Shareholder Direct at 1-800-LMT-9758 or by accessing the Lockheed Martin website at HTTP://WWW.SHAREHOLDER.COM/LMT/. The Securities and Exchange Commission also maintains a website at HTTP://WWW.SEC.GOV that contains reports, proxy statements and other information regarding registrants including Lockheed Martin.

                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Lockheed Martin's ("We," "us," "our" or "the Corporation") Annual Meeting of Stockholders ("Annual Meeting") will be held at 10:30 a.m. on Thursday, April 27, 2000 at the South Shore Harbour Resort & Conference Center, 2500 South Shore Boulevard, League City, Texas. The purposes of the Annual Meeting are set forth in the Notice of Annual Meeting of Stockholders. Your vote is important.

Our principal executive office is located at 6801 Rockledge Drive, Bethesda, Maryland 20817. This proxy statement, the proxy solicitation/voting instruction card and the notice of the Annual Meeting will be sent to our stockholders commencing no later than March 28, 2000.

                               VOTING INFORMATION
--------------------------------------------------------------------------------

The proposals you may vote on are described on page 3. Stockholders as of the close of business on the record date, March 6, 2000, are entitled to vote at the Annual Meeting. On March 6, 2000, there were 399,055,168 shares outstanding of Lockheed Martin's common stock, $1.00 par value per share. Each share outstanding on the record date (including shares held through our Dividend Reinvestment and Stock Purchase Plan or through our employee benefit plans) is entitled to one vote on each proposal presented at the Annual Meeting. The number of shares held in your account(s) is included in the proxy sent to you.

HOW TO VOTE

You may vote your proxy by Internet, telephone or mail, as explained below. Doing so does not limit your right to vote at the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record, you will be provided voting instructions from the holder of record.

       - INTERNET: Access the Internet voting site at http://www.eproxyvote.com/lmt 24 hours a day. Instructional screen prompts will guide you through the voting process and a confirmation of your voting selections will be required before your vote is recorded.

       - TELEPHONE: Dial toll free 1-877-779-8683, 24 hours a day (or 1-201-536-8073 toll call outside of U.S.). Voice prompts will guide you through the voting process and a confirmation of voting selections will be required before your vote is recorded.

       - PROXY SOLICITATION/VOTING INSTRUCTION CARD ("PROXY CARD"): Simply mark, date and sign the proxy card and return it to First

                                     VOTING INFORMATION
--------------------------------------------------------------------------------

         Chicago Trust Company, a division of EquiServe ("First Chicago Trust Company") in the postage-paid envelope provided. To vote in accordance with the Board of Directors' recommendations, simply sign and date the proxy card and return it in the postage-paid envelope provided.

HOW TO REVOKE A VOTE

You may revoke your vote at any time before the Annual Meeting by resubmitting your vote by Internet, telephone or mail; by voting a ballot at the meeting; or by specifically revoking your vote in a letter to the Secretary of the Corporation at our principal executive office or at the Annual Meeting. Your personal attendance at the meeting does not revoke your proxy.

VOTING REPRESENTATION AND TABULATION

A quorum, or majority of the shares outstanding and entitled to vote, is necessary to conduct the meeting, elect directors and adopt the proposals set forth in the next section. A quorum will be determined by the presence of shares of common stock represented by a properly executed and returned proxy.

Votes at the Annual Meeting will be tabulated by two independent judges of election from First Chicago Trust Company. An abstention will not be counted "for" or "against" a proposal but will be counted for the purpose of determining the existence of a quorum. Because our Bylaws require the affirmative vote of a majority of the votes entitled to be cast at a meeting to authorize action on any matter, abstentions have the effect of a vote against a proposal. Similarly, votes withheld from director-nominees will have the effect of a negative vote for the director-nominees in the election of directors proposal.

Under the proxy rules of the New York Stock Exchange (the "Exchange"), if your shares are held by a broker, you must give specific voting instructions to the broker on how you wish to vote with regard to proposals 1, 2 and 3 described later in this proxy statement, or the broker may vote your shares at his or her discretion. Conversely, the Exchange rules do not allow your broker to use his or her discretion to vote on proposals 4 and 5, so without specific instructions from you on how you wish to vote, a "broker non-vote" may result which has the effect of a negative vote on these proposals.

If you hold shares through one of our defined contribution plans, you may instruct a plan fiduciary on how you wish to vote shares allocated to your account. If you don't provide instructions, your allocated shares will be voted at the applicable plan fiduciary's discretion. In addition, if you are a participant in our Salaried Savings Plan, you will be asked to indicate whether you elect to direct a plan fiduciary as to the voting of a portion of unallocated shares held by the plan's trust. Unallocated shares for which no instructions are received will be voted by a plan fiduciary in the same proportion as unallocated shares for

                                     VOTING INFORMATION
--------------------------------------------------------------------------------

which instructions are received. If you are a plan participant, you will receive separate information from a plan fiduciary concerning how you can instruct the applicable plan fiduciary.

                           PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

You may vote on the following proposals:

       (1) The election of nominees to serve on our Board of Directors from 2000 to 2001.
       (2) The approval of the appointment of our independent auditors for 2000.
       (3) A management proposal to re-approve the performance-based goals in our 1995 Omnibus Performance Award Plan (previously approved by the stockholders in 1995) for the sole purpose of preserving the tax deduction for performance-based compensation under the Internal Revenue Code.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ABOVE PROPOSALS.

       (4) A stockholder proposal requesting the Board to impose six-year term limits on future directors.
       (5) A stockholder proposal requesting the Board of Directors to establish a committee to develop criteria for the bidding, acceptance and implementation of military contracts and to report the results of the study to stockholders at its 2001 Annual Meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THE TWO STOCKHOLDER PROPOSALS.

1. ELECTION OF DIRECTORS AND NOMINEES FOR THE BOARD

There are 12 nominees for election to the Board of Directors this year, and their biographical information is provided below. Each nominee is currently serving as a director. All directors are elected to a one-year annual term that will end at the 2001 Annual Meeting. If any of the nominees is unable to stand for re-election (an event which is not anticipated), the Board may reduce its size or designate a substitute. If a substitute is designated, proxies may vote for the substitute nominee or refrain from voting for any other nominee at their discretion.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR EACH OF THE DIRECTOR-NOMINEES.

                             PROPOSALS YOU MAY VOTE ON
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NOMINEES FOR THE BOARD OF DIRECTORS

NORMAN R. AUGUSTINE (64)                               DIRECTOR SINCE MARCH 1995

Lecturer with the rank of Professor, Department of Mechanical and Aerospace Engineering, School of Engineering and Applied Science, Princeton University, from September 1997 until July 1999; Chairman of Lockheed Martin from January 1997 until his retirement as Chairman in April 1998, Chief Executive Officer from January 1996 until his retirement in August 1997, Vice Chairman from April 1996 through December 1996, President from March 1995 to June 1996; Chairman and Chief Executive Officer of Martin Marietta Corporation ("Martin Marietta") from April 1988 to March 1995, director of Martin Marietta from 1986 to 1995; director of The Black & Decker Corporation, Phillips Petroleum Company and Procter & Gamble Co.

MARCUS C. BENNETT (64)                                 DIRECTOR SINCE MARCH 1995

Executive Vice President and Chief Financial Officer of Lockheed Martin from July 1996 until his retirement in January 1999, Senior Vice President and Chief Financial Officer from March 1995 to July 1996; Vice President and Chief Financial Officer of Martin Marietta from 1988 to 1995; director of Martin Marietta from 1993 to 1995; director of Carpenter Technology, Inc., COMSAT Corporation and Martin Marietta Materials, Inc.; member of the Financial Executives Institute, MAPI Finance Council and The Economic Club of Washington; director of the Private Sector Council and a member of its CFO Task Force.

LYNNE V. CHENEY (58)                                   DIRECTOR SINCE MARCH 1995

Senior Fellow at the American Enterprise Institute for Public Policy Research since 1992; Chairman of the National Endowment for the Humanities from 1986 to 1992; director of Lockheed Corporation ("Lockheed") from 1994 to 1995; director of Reader's Digest Association, Inc., American Express/IDS Mutual Fund Group and Union Pacific Resources Group Inc.

VANCE D. COFFMAN (55)                                DIRECTOR SINCE JANUARY 1996

Chairman of the Board, Chief Executive Officer and President of Lockheed Martin since October 1999, Chairman of the Board and Chief Executive Officer from April 1998 through September 1999, Chief Executive Officer and Vice Chairman from August 1997 to April 1998, President from June 1996 through July 1997 and Chief Operating Officer from January 1996 through July 1997, Executive Vice President from January to June 1996,

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

President and Chief Operating Officer of Lockheed Martin's Space & Strategic Missiles Sector from March 1995 to December 1995; Executive Vice President of Lockheed from 1992 to 1995, and President of Lockheed Space Systems Division from 1988 to 1992; director of Bristol-Myers Squibb Company.

JAMES F. GIBBONS (68)                                  DIRECTOR SINCE MARCH 1995

Special Counsel to the President for Industry Relations, Stanford University, Stanford, California from 1996 to present, Dean of the School of Engineering, Stanford University, from September 1984 to June, 1996, Reid Weaver Dennis Professor of Electrical Engineering, Stanford University, since 1983; director of Lockheed from 1985 to 1995; director of Cisco Systems Incorporated and El Paso Energy, Inc.

EDWARD E. HOOD, JR. (69)                               DIRECTOR SINCE MARCH 1995

Joined General Electric Company ("GE") in 1957 after service in the U.S. Air Force; elected as Vice President of GE in 1968 and Vice Chairman and Executive Officer of GE in 1979, director of GE from 1980 until his retirement in 1993; director of Martin Marietta from 1993 to 1995; director of Lincoln Electric Holdings, Inc. and Gerber Scientific, Inc.; Chairman Emeritus of the Board of Trustees of Rensselaer Polytechnic Institute; trustee of North Carolina State University.

CALEB B. HURTT (68)                                    DIRECTOR SINCE MARCH 1995

President and Chief Operating Officer of Martin Marietta from 1987 until his retirement in January 1990, Executive Vice President of Martin Marietta in 1987 and Senior Vice President from 1983 to 1987, director of Martin Marietta from 1987 to 1995; Chairman of the Board of Governors of the Aerospace Industries Association in 1989 and past Chairman of the NASA Advisory Council and of the Federal Reserve Bank, Denver Branch; director of COMSAT Corporation; past Vice Chairman of the Board of Trustees of Stevens Institute of Technology.

GWENDOLYN S. KING (59)                                 DIRECTOR SINCE MARCH 1995

Senior Vice President of Corporate and Public Affairs of PECO Energy Company (formerly Philadelphia Electric Company) from October 1992 until her retirement in February 1998; Commissioner of the Social Security Administration from August 1989 to September 1992; director of Martin Marietta from 1992 to 1995; director of Monsanto Company, Marsh and McLennan Companies and Erie Indemnity Company.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

EUGENE F. MURPHY (64)                                  DIRECTOR SINCE MARCH 1995

Vice Chairman and Executive Officer of General Electric Company from September 1997 to July 1999, President and Chief Executive Officer of GE Aircraft Engines from 1993 to September 1997, President and Chief Executive Officer of GE Aerospace from 1992 to 1993, Senior Vice President of GE Communications & Services from 1986 to 1992; director of Martin Marietta from 1993 to 1995; director of BellSouth Corporation; member of President Reagan's National Security Telecommunications Advisory Committee; former Chairman and permanent member of the Board of Directors of the Armed Forces Communications and Electronics Association; member of the Aerospace Industries Association Board of Governors.

In accordance with an agreement with GE, as long as the aggregate principal amount of loans outstanding between GE and the Corporation equals or exceeds a specified level, GE is entitled to nominate one director to the Corporation's Board. Mr. Murphy is that nominee.

FRANK SAVAGE (61)                                      DIRECTOR SINCE MARCH 1995

Chairman of Alliance Capital Management International, a division of Alliance Capital Management LP, an investment management company, since 1994; Chairman of the Board of Alliance Corporate Finance Group, Inc. since 1993; Senior Vice President of The Equitable Life Assurance Society of the United States from 1987 to 1996; Chairman of the Board of Equitable Capital Management Corporation from 1992 to 1993, Vice Chairman of the Board of Equitable Capital Management Corporation from 1986 to 1992; director of Alliance Capital Management LP, Lyondell Chemical Company, Qualcomm Inc. and Enron Corporation; trustee of Johns Hopkins University and Chairman of the Board of Trustees of Howard University; director of Lockheed from 1990 to 1995; director of the Council on Foreign Relations and the New York Philharmonic; former U.S. Presidential appointee to the Board of Directors of U.S. Synthetic Fuels Corporation.

JAMES R. UKROPINA (62)                                 DIRECTOR SINCE MARCH 1995

Partner in the law firm of O'Melveny & Myers since 1992; Chairman of the Board and Chief Executive Officer of Pacific Enterprises from 1989 to 1991; director of Pacific Life Insurance Company, Central Coal & Coke Corporation and Trust Company of the West; Vice Chairman and member of the Board of Trustees of Stanford University.

DOUGLAS C. YEARLEY (64)                                DIRECTOR SINCE MARCH 1995

Chairman of the Board of Phelps Dodge Corporation since 1989 and Chief Executive Officer from 1989 to 1999, President from 1991 to 1997, Executive Vice President of Phelps Dodge Corporation from 1987 to 1989, President of Phelps Dodge Industries, a

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

division of Phelps Dodge Corporation, from 1988 to 1990, Senior Vice President of Phelps Dodge Corporation from 1982 to 1986; director of Lockheed from 1990 to 1995; director of J.P. Morgan & Co. Incorporated, Morgan Guaranty Trust Company of New York, Southern Peru Copper Corporation and USX Corporation; member of The Business Council.

2. RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS

The ratification of appointment of Ernst & Young LLP, although not required, is submitted to the stockholders because the Board believes it to be good corporate governance. If the stockholders fail to ratify the appointment, the Board will review the matter. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS IN 2000.

3. PROPOSAL TO RE-APPROVE PERFORMANCE-BASED GOALS UNDER THE LOCKHEED MARTIN CORPORATION 1995 OMNIBUS PERFORMANCE AWARD PLAN

We are proposing that the stockholders re-approve the performance-based goals applicable to Special Performance-Based Awards ("Performance Awards") under
Section 4(b) of the 1995 Lockheed Martin Corporation Omnibus Performance Award Plan (the "Omnibus Plan"). WE ARE NOT PROPOSING ANY AMENDMENT TO THE TERMS OF THE OMNIBUS PLAN. THESE PERFORMANCE GOALS MUST BE STOCKHOLDER APPROVED TO PRESERVE, TO THE EXTENT POSSIBLE, OUR TAX DEDUCTION FOR CERTAIN AWARDS MADE UNDER THE OMNIBUS PLAN IN ACCORDANCE WITH THE TERMS OF SECTION 162(m) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, AND RELATED REGULATIONS. Stockholders initially approved the performance goals at our March 1995 Special Meeting of Stockholders and the identical goals are being submitted to the stockholders for re-approval at the 2000 Annual Meeting to meet the requirement of the Section 162(m) regulations that the goals be submitted for stockholder approval at least every five years.

Under the Omnibus Plan, approved by our stockholders in 1995, we may grant awards to officers and other key salaried employees. The Omnibus Plan authorizes awards in the form of stock options, stock appreciation rights, restricted stock and other share-based incentive awards, or cash-based incentive awards. To date, we have granted long-term incentive program awards to participants that are based on the Corporation's total stockholder return relative to the total stockholder return of the companies that comprise the Standard &

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

Poor's 500 Index and payments for those awards are intended to be deductible as Performance Awards. The Omnibus Plan will remain in existence until all awards are either exercised or terminated. However, no award can be made after September 21, 2004.

You can more fully understand the Omnibus Plan, including all the terms of the performance-based goals, by reviewing it in the Appendix.

MATERIAL TERMS OF THE PERFORMANCE AWARDS UNDER THE OMNIBUS PLAN

Section 162(m) denies an employer a tax deduction for certain compensation in excess of $1,000,000 paid to "covered employees" (generally, the top five named executive officers in the summary compensation table) of a publicly held corporation unless the compensation is qualified performance-based compensation. The Section 162(m) regulations generally require that stockholders approve the material terms of performance goals, and that performance goals be submitted for re-approval no later than five years after initial stockholder approval or earlier if the performance goals are materially modified. It is now approximately five years since initial stockholder approval. We are not proposing that any of the original performance goals be modified.

The material terms of the performance goals of the Omnibus Plan include:

(i)  the employees eligible to receive compensation;
(ii) a description of the business criteria upon which the performance goals are based; and
(iii) the maximum amount of compensation that may be paid to an employee during a specified period if the performance goals are met.

ELIGIBILITY

All our officers (one of whom is also a director) and other key salaried employees are eligible to receive Performance Awards. The Stock Option Subcommittee has the discretion to determine the particular individuals who, from time to time, will be selected to receive Performance Awards as well as the number of employees eligible to receive awards in any given year. In 2000, approximately 60 of our employees, including the named executive officers, have been selected to receive Performance Awards under the Omnibus Plan in the form of long-term incentive program awards.

BUSINESS CRITERIA FOR PERFORMANCE GOALS

The business criteria for Performance Awards under the Omnibus Plan are any one or a combination of (each as defined in the Omnibus Plan):

       - earnings per share,
       - return on equity,
       - total stockholder return, and
       - cash flow.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

These criteria are applied over either consecutive or rolling cycles of more than one but not more than five fiscal years. Specific cycles, weightings of more than one business criterion and target levels of performance upon which actual payments will be based, as well as the award levels payable upon achievement of specified levels of performance, will be determined by the Stock Option Subcommittee, generally at the time of the award but not later than the applicable deadline under Section 162(m) and in any event at a time when achievement of such targets is substantially uncertain. These variables may change from cycle to cycle.

Appropriate adjustments to the performance goals and targets may be made by the Stock Option Subcommittee based upon objective goals in the case of significant acquisitions or dispositions by us, change in capitalization, liquidation, extraordinary gains or losses, material changes in accounting principles or practices, or certain other events that in any case were not anticipated (or the effects of which were not anticipated) at the time goals were established, to neutralize the effect of such events on the awards. We believe that specific performance targets, when established, may constitute confidential business information, the disclosure of which may adversely affect us.

The Stock Option Subcommittee must certify the achievement of the applicable performance goals and the actual amount payable to each participant prior to payment. Performance Awards generally will be paid following the completion of each cycle. The Stock Option Subcommittee may retain discretion to reduce, but not increase, the amount payable under an award to any participant, notwithstanding the achievement of targeted performance goals. The consequences of a Change in Control of Lockheed Martin (as defined in the Omnibus Plan) upon a Performance Award are to be set forth in the award agreement governing the award. The consequences may include, among other things, the acceleration of payment of the award.

PARTICIPANT AWARD LIMITS

Under the Omnibus Plan, the maximum amount to be paid to any participant under all cash-based Performance Awards granted to a participant during any calendar year is $3,000,000. There is no maximum aggregate dollar amount of cash-based awards payable to all participants under the Omnibus Plan.

Under the Omnibus Plan, the maximum number of shares or share units of our common stock that may be granted to any participant (as a qualifying share-based award) during any calendar year is 1 million shares or share units either individually or in the aggregate. This includes qualifying share-based awards that are in the form of stock options, stock appreciation rights, restricted stock, phantom stock or other similar securities or rights payable in or with a value derived from or a price related to the fair market value of our common stock (regardless of whether the award is payable in stock and/or cash).

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                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

REQUIRED NUMBER OF VOTES FOR APPROVAL AND CONSEQUENCES OF VOTE

The affirmative vote of a majority of the shares outstanding and entitled to vote by holders of shares of our common stock represented at the 2000 Annual Meeting is needed to re-approve the performance-based goals applicable to the Omnibus Plan. If stockholders re-approve the goals, we can continue to take, to the extent possible, deductions for the amounts payable under the Performance Awards that are in excess of $1,000,000 in any year for certain of our executive officers.

If stockholders do not re-approve the performance-based goals applicable to the Omnibus Plan at the 2000 Annual Meeting, Performance Awards under the Omnibus Plan would not meet the conditions of Section 162(m) and would not be deductible for us to the extent that certain compensation is in excess of $1,000,000 in any year for certain of our executive officers. In that case, the Stock Option Subcommittee will not grant awards under Section 4(b) of the Omnibus Plan. However, absent stockholder approval, we may grant awards to executive officers or other employees that are not intended to qualify for the exemption for performance-based compensation under Section 162(m), either under other provisions of the Omnibus Plan or any other benefit plan. In addition, absent stockholder approval of the performance-based goals, we may grant non-qualified stock options and stock appreciation rights under Section 4(a) of the Omnibus Plan that would qualify for the exemption under Section 162(m).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE RE-APPROVAL OF PERFORMANCE-BASED GOALS UNDER SECTION 4(b) OF THE LOCKHEED MARTIN CORPORATION 1995 OMNIBUS PERFORMANCE AWARD PLAN.

4. STOCKHOLDER PROPOSAL NO. 1 -- DIRECTOR TERM LIMITS

Mrs. Evelyn Y. Davis, Watergate Office Building, 2600 Virginia Avenue, N.W., Suite 215, Washington, D.C., the owner of 448 shares of common stock of the Corporation has notified us that she intends to present the following proposal at this year's Annual Meeting:

RESOLVED: That the stockholders of Lockheed Martin recommend that the Board take the necessary steps so that future outside directors shall not serve for more than six years.

STOCKHOLDER'S SUPPORTING STATEMENT

REASONS: The President of the U.S.A. has a term limit, so do Governors of many states.

Newer directors may bring in fresh outlooks and different approaches with benefits to all shareholders.

No director should be able to feel that his or her directorship is until retirement.

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

Last year the owners of 17,700,000 shares representing approximately 6% of shares voting, voted FOR this proposal.

If you AGREE, please mark your proxy FOR this resolution.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING
REASONS:

The Board has reviewed the proponent's proposal to impose term limits, and believes that the reasons for opposing the resolution in 1999 (at the 1999 Annual Meeting it was rejected by more than 94 percent of shares voting), are equally valid today.

Lockheed Martin's directors are elected annually by the stockholders, following formal nomination by the Board's independent Nominating and Corporate Governance Committee. The Board of Directors view mandatory term limits as incompatible with the rights currently accorded to the stockholders to choose the best qualified individuals to serve as members of their Board on an annual basis without arbitrary limits on who may serve. Certainly, no director on this Board believes that directorship is promised until retirement as each director is subject to reelection on an annual basis.

The Board disagrees with the notion implicit in the proposal that a director has only a certain number of years with which to objectively serve the Corporation. Certainly, there is a "learning curve" associated with any complex undertaking. At a time when wisdom and experience are at a premium, mandatory term limits for board membership is an idea contrary to the best interests of stockholders and incompatible with the functioning of a company as large and complex as Lockheed Martin.

FOR THESE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THE PROPOSAL.

5. STOCKHOLDER PROPOSAL NO. 2 -- ETHICAL CRITERIA IN DEFENSE CONTRACTING

The Domestic and Foreign Missionary Society of the Protestant Episcopal Church, 815 Second Avenue, New York, New York 10017-4594, the owner of 400 shares of common stock of the Corporation; the Retirement Plans for Employees of the Sisters of Mercy Regional Community of Detroit, 34605 Twelve Mile Road, Farmington Hills, Michigan 48331, the owner of 68,504 shares of common stock of the Corporation, The Maryland Province of the Society of Jesus, 5704 Roland Avenue, Baltimore, Maryland 21210-1399, the owner of 100 shares of common stock of the Corporation; the Mercy Health Services, 34605 Twelve Mile Road, Farmington Hills, Michigan 48331-3221, the owner of 4,016 shares of common stock of the Corporation; the Congregation of the Sisters of Charity of the Incarnate Word, P. O. Box 230969, 6510 Lawndale, Houston, Texas 77223-0969, the owner of 5,300 shares of common stock of the Corporation; the Glenmary Home Missioners,
P. O. Box 465618, Cincinnati, Ohio 45246-5618, the owner of 268 shares of

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

common stock of the Corporation; the School Sisters of Notre Dame, Cooperative Investment Fund, 336 East Ripa Ave., St. Louis, MO 63125, the owner of 108 shares of common stock of the Corporation; The Sisters of St. Francis of Philadelphia, 609 South Convent Road, Aston, PA 19014-1207, the owners of 100 shares of common stock of the Corporation; and the Sisters of the Blessed Sacrament, 1663 Bristol Pike (POB 8502), Bensalem, PA 19020-8502, the owners of 100 shares of common stock of the Corporation have notified us that they intend to present the following proposal at this year's Annual Meeting:

WHEREAS the proponents of this resolution believe that the Board of LOCKHEED MARTIN should establish criteria to guide management in their defense contract bidding and implementation activities;

WHEREAS we believe that economic decision-making has both an ethical and a financial component;

WHEREAS we believe our company's ethical responsibilities include analyzing the effects of its decisions with respect to employees, communities, and nations;

WHEREAS we believe decisions to develop and to produce weapons can have grave consequences to the lives and/or freedom of people worldwide, if the company has not considered its ethical responsibilities ahead of time; therefore be it

       RESOLVED that the shareholders request the Board of Directors to establish a committee to research this issue and to develop criteria for the bidding, acceptance and implementation of military contracts, and to report the results of its study to shareholders at its 2001 annual meeting. Proprietary information may be omitted and the cost limited to a reasonable amount.

STOCKHOLDER'S SUPPORTING STATEMENT

The proponents of this resolution believe that all human beings are called to seek justice and peace. An ethic of stewardship of the earth must include respect for humanity and for creation. Because we believe that corporate social responsibility in a successful free enterprise system demands ethical reflection and action upon activities that are socially useful as well as economically profitable, we recommend that the Board study include the following subjects:

       - The connection between arms sales and geographical or political instability
       - Lobbying and marketing activities, both in the United States and abroad, including costs
       - Sales of weapons, parts, technology, and components convertible to military use (dual-use) to foreign governments
       - Transfers of technology, including co-production agreements

                             PROPOSALS YOU MAY VOTE ON
--------------------------------------------------------------------------------

A YES vote recommends that the Board consider the above-listed criteria in a study of our company's military sales and production activities.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE AGAINST THIS PROPOSAL FOR THE FOLLOWING
REASONS:

At the 1999 Annual Meeting, 96 percent of shares voting rejected an identical proposal. Following review, the Board believes that the reasons for opposing the resolution in 1999 are equally valid today.

We are a global company conducting business in the international marketplace. A portion of our international business consists of the sale of military equipment. Of these sales, some are Foreign Military Sales, where the U.S. government provides the equipment directly to the foreign government, and some are sold directly by us to the foreign customer. In either instance, these sales are reviewed and approved by the U.S. Government. The U.S. Government administers a rigorous regime of approval and licensing for the sale of military hardware and permits only those sales that are consistent with United States interests and policy objectives. Our international sales are strictly compliant with all provisions of U.S. law and policy.

Since the end of the Cold War, the United States defense procurement budget has declined by 55 percent in real terms. Defense budgets worldwide have declined by nearly one third since 1988, and the volume of global exports of military equipment in 1997 was roughly half the volume in 1988. International sales help to offset this decline and to enable the Corporation to maintain its industrial capabilities and provide jobs for its employees.

The present proposal supposes that we are involved in arms transfers that negatively impact the interests of the United States and threaten world peace. The Corporation's sales of defense systems to allied governments enhance the security of our country and allies. These sales have been supported by the American people's elected representatives in the Congress and by the President of the United States. The Board believes that the development of criteria for the bidding, acceptance and implementation of military contracts is properly within the purview of government policymakers and regulators. Thus, the Board believes that a special report to the stockholders as called for in the proposal would be of little value to the stockholders. Business decisions regarding the bidding and sale of our products receive rigorous analysis by management and conform to Government policy and objectives.

FOR THESE REASONS, THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE AGAINST THE PROPOSAL.

                      COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

BOARD COMMITTEE MEMBERSHIP ROSTER

---------------------------------------------------------------------------------------------------
                                                                        MANAGEMENT       NOMINATING
                               AUDIT                                   DEVELOPMENT          AND
                                AND                                        AND           CORPORATE
          NAME                 ETHICS      EXECUTIVE      FINANCE      COMPENSATION      GOVERNANCE
---------------------------------------------------------------------------------------------------
Norman R. Augustine                            x(1)          x
---------------------------------------------------------------------------------------------------
Marcus C. Bennett                              x             x
---------------------------------------------------------------------------------------------------
Lynne V. Cheney                                              x                               x
---------------------------------------------------------------------------------------------------
Vance D. Coffman                               x
---------------------------------------------------------------------------------------------------
Houston I. Flournoy(2)                                       x                               x
---------------------------------------------------------------------------------------------------
James F. Gibbons                 x                                                           x
---------------------------------------------------------------------------------------------------
Edward E. Hood, Jr.                            x             x              x(1,3)
---------------------------------------------------------------------------------------------------
Caleb B. Hurtt                   x             x                            x
---------------------------------------------------------------------------------------------------
Gwendolyn S. King                x                                          x(3)
---------------------------------------------------------------------------------------------------
Eugene F. Murphy                               x                            x(3)             x(1)
---------------------------------------------------------------------------------------------------
Frank Savage                     x                                          x(3)
---------------------------------------------------------------------------------------------------
Carlisle A. H. Trost(2)          x(1)          x                                             x
---------------------------------------------------------------------------------------------------
James R. Ukropina                x                                                           x
---------------------------------------------------------------------------------------------------
Douglas C. Yearley               x             x             x(1)
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
NUMBER OF MEETINGS IN
1999                             5             1             3              4                2
---------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) Chairman

(2) Retiring as a director on April 27, 2000

(3) Member, Stock Option Subcommittee

                 COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FUNCTIONS OF COMMITTEES

AUDIT AND ETHICS COMMITTEE:

       - Has general powers relating to accounting and auditing matters;
       - Recommends the selection and monitors the independence of our independent auditors;
       - Reviews the scope and timing of the independent auditors' work;
       - Reviews with our management and independent auditors the financial accounting and reporting principles used by us, and the policies and procedures concerning audits, accounting, financial controls, and recommendations to improve existing practices;
       - Reviews the results of the independent audit and the activities of our internal audit staff;
       - Monitors compliance with our Code of Ethics and Business Conduct;
       - Reviews and resolves all matters presented to it for resolution by our Ethics office;
       - Reviews and monitors the adequacy of our policies and procedures, and the organizational structure for ensuring general compliance with environmental, health and safety laws and regulations;
       - Reviews significant environmental, health and safety litigation and regulatory proceedings in which we may be involved;
       - Reviews accounting and financial reporting issues, including the adequacy of disclosure;
       - Meets separately and independently with the Vice President, Internal Audit and our independent auditors.

EXECUTIVE COMMITTEE:

       - May exercise powers in the management of our business as may be authorized by the Board of Directors, subject to applicable law.

FINANCE COMMITTEE:

       - Has general powers relating to the management of our financial affairs, including borrowing arrangements and the investment of our available cash resources;
       - Reviews our financial condition and the financial impact of all proposed changes in our capital structure;
       - Reviews and recommends our proposed capital expenditure and contributions budgets;
       - Monitors the financial impact and implementation of all our trusteed benefit plans and reviews the performance of the assets and administration of our trusteed benefit plans.

                 COMMITTEES OF THE BOARD OF DIRECTORS
--------------------------------------------------------------------------------

MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE:

       - Recommends compensation to be paid to officers reporting to the Executive Office and approves compensation for all other elected officers;
       - Has the power to approve employee benefits provided by all bonus, supplemental and special compensation plans, including pension, insurance and health plans.

STOCK OPTION SUBCOMMITTEE:

       - Oversees all our performance-based plans, including stock options and long-term incentive performance awards.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE:

       - Recommends the Board's composition (including size and qualifications for membership) and compensation;
       - Recommends chairpersons and members for appointment to committees;
       - Recommends nominees to fill vacancies or new positions on the Board of Directors and the Board's nominees for election at an annual meeting of stockholders;
       - Recommends the role and effectiveness of the Board and our corporate governance process.

                            DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

The Board of Directors adopted a new, simplified compensation program that took effect on May 1, 1999. The old and new programs, which are summarized in the chart below, were prorated for 1999. A key element of the new program is that directors receive a significant portion of their compensation in the form of our common stock under the Directors Equity Plan which was approved by the stockholders in 1999, and each director has the option to defer all cash compensation and be credited with earnings as though the cash compensation had been invested in Lockheed Martin common stock. This approach aligns the interests of the Board with the stockholders.

During 1999, the Board held 14 meetings, and all incumbent directors (except Mr. Savage) attended at least 75 percent of regularly scheduled Board of Directors and committee meetings. Average attendance at all Board of Directors and committee meetings was 92 percent.

The following table summarizes the compensation of our directors during 1999 (with the exception of Dr. Coffman who as an executive officer is not paid for his service as a director):

--------------------------------------------------------------------------------

ITEMS                            OLD PROGRAM                      NEW PROGRAM
-------------------------------------------------------------------------------------------------
Cash retainer                    $25,000                          $60,000
-------------------------------------------------------------------------------------------------
Stock retainer(1)                $10,000 deferred stock           1,200 stock units, or 600 stock
                                                                  units and 1,800 options, or
                                                                  3,600 options(2)
-------------------------------------------------------------------------------------------------
Board meeting attendance fees    $1,500 per meeting               None
-------------------------------------------------------------------------------------------------
Committee Chairman retainer      $4,000/$2,000 Nominating         $5,000
                                 Committee Only
-------------------------------------------------------------------------------------------------
Committee retainer               $5,000 per committee             None
-------------------------------------------------------------------------------------------------
Committee meeting attendance     $1,500 per meeting               None
  fees
-------------------------------------------------------------------------------------------------
Pension plan(3)                  Annual pension payable for life  Terminated and value converted
                                 or years of service              into deferred compensation
-------------------------------------------------------------------------------------------------
Death benefit(3)                 $100,000                         Terminated and value converted
                                                                  into deferred compensation
-------------------------------------------------------------------------------------------------
Deferred compensation plan(4)    Cash deferrable with earnings    Cash deferrable with earnings
                                 at prime rate, S&P 500 or LMT    at prime rate, S&P 500 or LMT
                                 stock return                     stock return
-------------------------------------------------------------------------------------------------
Financial counseling             $6,000 annually                  None
-------------------------------------------------------------------------------------------------
Charitable award program(5)      $1,000,000 donation (at          $1,000,000 donation (at
                                 director's death)                director's death)
-------------------------------------------------------------------------------------------------
Travel accident insurance(6)     $1,000,000                       $1,000,000
-------------------------------------------------------------------------------------------------

                                DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

NOTES TO TABLE:

(1) Under the old Directors Deferred Stock Plan $10,000 was deferred in the form of stock units and payable in whole shares of our stock or in cash, in a lump sum or in up to five installments, upon termination of service as a director. Effective May 1, 1999, no new Awards were made under this plan. Under the new Directors Equity Plan, each non-employee director in 1999 elected one of the following: 1,200 stock units; 600 stock units and options to purchase 1,800 shares of our stock; or options to purchase 3,600 shares of our stock. Upon a director's termination of service from our Board of Directors, the stock units will be distributed, at the director's election, in whole shares of our stock or in cash, in a lump sum or in up to ten annual installments. During the period a director's interest is represented by stock units, a director has no voting, dividend or other rights with respect to the shares, but will receive additional stock units representing dividend equivalents (converted to stock units based on the closing market price of our common stock on the applicable dividend payment dates). Stock options are rights to purchase a specified number of shares of our common stock at an exercise price equal to 100 percent of the fair market value of the stock on the grant date. The options granted pursuant to the Directors Equity Plan are non-qualified stock options and have a term of ten years. Upon a director's normal retirement, or upon his or her death and/or disability, he or she will have the right to exercise the options. A director has no voting, dividend or other stockholder rights for the shares of common stock covered by an option until he or she becomes the holder of record of those shares. Except in certain circumstances, options and stock units vest on the first anniversary of grant. Upon a change in control (as defined in the Directors Equity Plan) a director's stock units and outstanding options become fully vested, and directors will have the right to exercise their options immediately.

(2) The Board of Directors amended the Directors Equity Plan so that awards on or after May 1, 2000 will be granted to directors based on a fixed-dollar value of the awards as opposed to a fixed number of stock units or options. As amended, each non-employee director may elect to receive (i) a number of stock units with a value on the date of grant equal to $60,000 or (ii) options to purchase a number of shares of stock, which options have an aggregate fair market value on the date of grant of $60,000 or (iii) a combination of stock units with a fair market value on the date of grant equal to $30,000 and options to purchase a number of shares of stock which options have an aggregate fair market value on the date of grant at $30,000. The fair market value for purposes of determining the number of stock units will be based on the closing price of our stock on May 1 of each award year; options will be valued on the grant date using the Black Scholes option pricing methodology. The Plan was changed to assure that directors compensation meets a targeted dollar benchmark at the time of award. The amount a director ultimately receives will depend upon the performance of Lockheed Martin stock following the award. Awards based on the new formula will first be granted on May 1, 2000.

(3) Effective May 1, 1999, the Board of Directors terminated the Directors Retirement Plan and death benefit. Pursuant to the Directors Retirement Plan, directors who left the Board after serving five or more years were entitled to receive an annual retirement benefit equal to the amount of the annual retainer fee, including the portion contributed to the Directors Deferred Stock Plan, in effect on the director's retirement date. Upon termination of the Directors Retirement Plan, the present value of the benefits attributable to each current employee or

                                DIRECTORS' COMPENSATION
--------------------------------------------------------------------------------

    non-employee director prior to that date was credited to each director's account under the Deferred Compensation Plan. The benefit transferred is payable to the director in accordance with the terms of that plan. Each director was given an opportunity to elect to receive a lump sum payment of the transferred amount on or about May 1, 2000. Under the old program, all non-employee directors were provided a $100,000 death benefit (except that the benefit was reduced by the amount of life insurance coverage previously provided to a director of Lockheed or Martin Marietta, and the benefit was increased to include the applicable estimated annual amount of taxes associated with the benefit). Upon termination of the death benefit, its actuarial value, for each non-employee director, was credited to the director's account under the Deferred Compensation Plan. Amounts credited from the Directors Retirement Plan and the death benefit are subject to the same investment and distribution choices as are available for other cash compensation deferred under the Deferred Compensation Plan.

(4) The Lockheed Martin Directors Deferred Compensation Plan provides non-employee directors the opportunity to defer up to 100 percent of the cash portion of their fees. Deferred amounts earn interest at a rate that tracks the performance of (i) the prime rate, (ii) the published index for the Standard & Poor's 500 (with dividends reinvested) or (iii) our common stock (with dividends reinvested), at the director's election. A participating director's deferred fees generally will be distributed (in a lump sum or in up to ten installments) in the January following the year in which the director terminates service.

(5) The Directors Charitable Award Plan provides that upon the death of a director, Lockheed Martin will make donations to tax-exempt organizations previously recommended by the director up to an aggregate of $1 million. Directors are vested under this plan if (a) they have served for at least five years on the Lockheed Martin Board of Directors, including service on the former Lockheed or Martin Marietta Boards of Directors, or (b) their service on the Lockheed Martin Board of Directors is terminated due to death, disability or retirement. Under the terms of the plan, if there is a change in control of Lockheed Martin, all participating directors in the plan shall immediately become vested. Those directors who previously served on Martin Marietta's Board of Directors became vested as a result of the combination of the businesses of Lockheed and Martin Marietta.

(6) Each non-employee director is provided travel accident insurance up to $1 million in the event the director is involved in an accident while traveling on business related to Lockheed Martin.

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

The following table shows the Lockheed Martin common stock owned by each named executive officer, director-nominee, and all directors and executive officers as a group on February 1, 2000. The stock owned by each director and executive officer represented less than 1 percent of the common stock outstanding. The stock owned by directors and executive officers as a group represented approximately 1 percent of the common stock outstanding. Individuals have sole voting and investment power over the stock unless otherwise indicated in the notes to this table.

-----------------------------------------------------------------------
          NAME OF INDIVIDUAL OR                    AMOUNT AND NATURE OF
            IDENTITY OF GROUP                      BENEFICIAL OWNERSHIP
-----------------------------------------------------------------------
Norman R. Augustine                                       940,992(1,2,3,4)
-----------------------------------------------------------------------
Marcus C. Bennett                                         247,203(2,3,5)
-----------------------------------------------------------------------
James A. Blackwell, Jr.                                   337,539(2,3,6,7)
-----------------------------------------------------------------------
Lynne V. Cheney                                             2,512(4,8,9)
-----------------------------------------------------------------------
Vance D. Coffman                                          767,288(2,3,7,10,11)
-----------------------------------------------------------------------
Robert B. Coutts                                          111,917(2,3,7,12)
-----------------------------------------------------------------------
Houston I. Flournoy                                         5,532(4,8,9,13)
-----------------------------------------------------------------------
James F. Gibbons                                            9,575(4,9,13)
-----------------------------------------------------------------------
Dain M. Hancock                                           106,734(2,3,14)
-----------------------------------------------------------------------
Edward E. Hood, Jr.                                         5,042(4)
-----------------------------------------------------------------------
Caleb B. Hurtt                                              7,942(4,13)
-----------------------------------------------------------------------
Arthur E. Johnson                                         131,659(2,3,7,15)
-----------------------------------------------------------------------
Gwendolyn S. King                                           2,779(4,8,13)
-----------------------------------------------------------------------
Frank H. Menaker, Jr.                                     288,400(2,3,7,16)
-----------------------------------------------------------------------
Eugene F. Murphy                                            2,642(4,17)
-----------------------------------------------------------------------
Frank Savage                                                5,991(4,9)
-----------------------------------------------------------------------
Peter B. Teets                                            490,952(2,3,7,18)
-----------------------------------------------------------------------
Carlisle A. H. Trost                                        4,708(4,9,13)
-----------------------------------------------------------------------
James R. Ukropina                                           6,416(4,9,11,13)
-----------------------------------------------------------------------
Douglas C. Yearley                                          6,025(4,8,9,13)
-----------------------------------------------------------------------
All executive officers and directors as a
group (27 individuals including those
named above)                                            4,041,315(2,3,4,7,9,11,13,19)
-----------------------------------------------------------------------

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

NOTES TO TABLE:

 (1) Includes 920,000 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Augustine through the exercise of stock options.

 (2) If applicable, the shares shown include an approximation of the number of shares attributable to the participant's account in the Lockheed Martin Salaried Savings Plan ("Salaried Savings Plan") as of January 31, 2000. Executive officers have voting power but do not have investment power over shares contributed by us as matching contributions to that plan. Executive officers have voting and investment power over shares purchased with their own contributions or contributed by us prior to January 1, 1997 as matching contributions to the Lockheed Martin Corporation Performance Sharing Plan.

 (3) If applicable, the shares shown include an approximation of the number of stock units in the participant's account in the Lockheed Martin Corporation Supplemental Savings Plan ("Supplemental Plan") as of January 31, 2000, the latest date for which such information is available. Because of Internal Revenue Code limitations on contributions to the Salaried Savings Plan, certain employees are not allowed to make the maximum contributions permitted under the Salaried Savings Plan and may not receive the maximum matching contribution. Certain of these employees are permitted to participate in the nonqualified Supplemental Plan. Earnings are credited in a manner that mirrors the participant's investment elections under the Salaried Savings Plan. Under the Supplemental Plan, matching contributions are credited to a bookkeeping account maintained on behalf of the participant as stock units or phantom shares. Participants' accounts are credited with additional stock units to the extent of any dividend paid on our common stock. Amounts credited to a participant's account in the Supplemental Plan are distributed from the participant's account in the form of cash following the participant's termination of employment. There are no voting rights associated with stock units.

 (4) Includes stock units under the Lockheed Martin Corporation Directors' Deferred Stock Plan. As of February 1, 2000, each of Mses. Cheney and King and Messrs. Flournoy, Gibbons, Hood, Hurtt, Murphy, Savage, Trost, Ukropina and Yearley have been credited with 1,042 stock units and Mr. Augustine has been credited with 185 stock units. The directors do not have or share voting or investment power for their respective stock units.

 (5) Includes 190,000 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Bennett through the exercise of stock options.

 (6) Includes 303,168 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Blackwell through the exercise of stock options.

 (7) In April 1996, our stockholders approved the Lockheed Martin Corporation Deferred Management Incentive Compensation Plan (the "DMICP") which provides certain key management employees the opportunity to elect annually to defer receipt until termination of service or beyond all or a portion of incentive compensation awards under the Lockheed Martin Management Incentive Compensation Plan ("MICP"). The DMICP provides that a

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     participant may choose, at the time the MICP deferral election is made, between two accounts (the "Interest Investment Option" or the "Stock Investment Option") pursuant to which earnings on deferred amounts will accrue. Under the Stock Investment Option, earnings on deferred amounts will accrue at a rate that tracks the performance of our common stock (including reinvestment of dividends). Under the Interest Investment Option, earnings on deferred amounts will accrue at a rate equivalent to the then published rate for computing the present value of future benefits under Cost Accounting Statement 415, Deferred Compensation. If applicable, the shares shown include an approximation of the number of stock units in the participant's account as of January 31, 2000, the latest date for which such information is available. Participants do not generally have or share voting or investment power for their respective stock units.

 (8) Shared voting and investment power.

 (9) Includes shares held in trust under the former Lockheed Directors Deferred Compensation Plan, pursuant to which $5,000 was paid annually on behalf of each non-employee director to a trust maintained for the purpose of purchasing Lockheed common stock on the open market for the benefit of non-employee directors. Prior to 1993, directors could also direct a portion of the annual cash payment and meeting fees to the trust for the purchase of common stock. All shares in the trust were exchanged for our common stock after the combination of the Lockheed and Martin Marietta businesses. Other cash amounts that were voluntarily deferred by directors are credited with interest at the current rate of interest specified and published by the Secretary of the Treasury pursuant to Public Law 92-41, 85 Stat. 97. Deferred amounts are distributable after a participant ceases to be a director. In the event a participant's status as a director is involuntarily terminated other than by death, all deferred cash remuneration (plus interest) and all common stock in the director's trust account will be distributed within fifteen days of termination. As of December 31, 1999, Mrs. Cheney and Messrs. Flournoy, Gibbons, Savage, Trost, Ukropina and Yearley have been credited with 492; 496; 4,659; 2,504; 2,438; 496; and 496 shares, respectively, pursuant to the plan. The directors do not have or share voting or investment power for their respective shares held in the trust except in the event of a tender offer.

(10) Includes 685,000 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Dr. Coffman through the exercise of stock options.

(11) Includes stock units under the Lockheed Martin Directors Deferred Compensation Plan representing amounts transferred from the terminated Lockheed Martin Directors Retirement Plan and directors death benefit. As of December 31, 1999, Dr. Coffman and Mr. Ukropina have been credited with 382 and 390 stock units, respectively. The directors do not have or share voting or investment power for their respective stock units.

(12) Includes 76,200 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Coutts through the exercise of stock options.

(13) Includes stock units under the Lockheed Martin Corporation Directors Equity Plan. As of February 1, 2000, each of Mrs. King and Messrs. Flournoy, Hurtt, Trost, Ukropina and

                  SECURITIES OWNED BY DIRECTORS, NOMINEES AND
                            NAMED EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

     Yearley has been credited with 1,227 stock units and Dr. Gibbons has been credited with 614 stock units. The directors do not have or share voting or investment power for their respective stock units.

(14) Includes 52,000 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Hancock through the exercise of stock options.

(15) Includes 121,200 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Johnson through the exercise of stock options.

(16) Includes 222,900 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Menaker through the exercise of stock options.

(17) Mr. Murphy expressly disclaims beneficial ownership of shares of Lockheed Martin held by GE.

(18) Includes 370,000 shares not currently owned but which could be acquired within 60 days following February 1, 2000 by Mr. Teets through the exercise of stock options.

(19) Includes 3,351,568 shares of common stock not currently owned by members of the group but which could be acquired within 60 days following February 1, 2000 through the exercise of stock options.

                COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
--------------------------------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires that our officers and directors (and persons who own more than 10 percent of our equity securities) file reports of ownership and changes in ownership with the SEC, the New York Stock Exchange and with us. Based solely on our review of copies of forms we have received or written representations from reporting persons, we believe that all ownership filing requirements were timely during 1999, except for a report not timely made on Form 3 for shares owned by Mr. Albert E. Smith (resulting from one purchase occurring before his designation as an executive officer); three separate transactions not timely reported on Form 4 for shares owned by Mr. Caleb B. Hurtt; and an inadvertent omission of the crediting of stock units under the Directors Deferred Compensation Plan for Dr. Vance D. Coffman and Mr. James R. Ukropina on Form 5 reports filed for fiscal year 1999.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
--------------------------------------------------------------------------------

The following table shows information regarding each person known to be a "beneficial owner" of more than 5 percent of our common stock. For purposes of this table, beneficial ownership of securities generally means the power to vote or dispose of securities, regardless of any economic interest in the securities.


-------------------------------------------------------------------------------------------
                                                               AMOUNT AND
                                                               NATURE OF
                                                CLASS OF       BENEFICIAL       PERCENT OF
  NAME AND ADDRESS OF BENEFICIAL OWNER           STOCK         OWNERSHIP        CLASS OWNED
-------------------------------------------------------------------------------------------
U.S. Trust Co., National Association             Common        81,549,056(1)       20.5%
515 S. Flower Street, #2800
Los Angeles, California 90071

State Street Bank and Trust Company              Common        75,462,873(2)       18.9%
225 Franklin Street
Boston, Massachusetts 02110
-------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) As reported in schedule 13G filed on February 14, 2000 by U.S. Trust Co., National Association ("U.S. Trust"). U.S. Trust has shared voting and dispositive power with respect to these shares. U.S. Trust has expressly disclaimed beneficial ownership of these shares. With respect to 68,940,835 shares of the shares reported, U.S. Trust acts as co-fiduciary for Lockheed Martin employee benefit plans with State Street Bank and Trust Company ("State Street"). As a result of the two institutions' status as co-fiduciaries, both U.S. Trust and State Street have reported beneficial ownership of the 68,940,835 shares on their respective Schedules 13G.

(2) As reported in Schedule 13G filed on February 9, 2000 by State Street. State Street held 69,136,090 shares of common stock (approximately 17.4%) as trustee for certain Lockheed Martin employee benefit plans. State Street has shared voting and dispositive power with respect to these shares. In addition, State Street reported beneficial ownership of 6,326,783 shares of our common stock (approximately 1.6%) in various fiduciary capacities for beneficiaries not associated with Lockheed Martin, of which it has sole voting power for 5,905,334 shares and sole dispositive power for 6,308,892 shares. As noted above, with respect to 68,940,835 shares of the shares reported, State Street acts as co-fiduciary for certain of the Lockheed Martin benefit plans with U.S. Trust. Both U.S. Trust and State Street have reported on their respective Schedules 13G as having beneficial ownership of these 68,940,835 shares. State Street has expressly disclaimed beneficial ownership of these shares.

                         STOCK PRICE PERFORMANCE GRAPH
--------------------------------------------------------------------------------

             COMPARISON OF CUMULATIVE TOTAL RETURN THROUGH 1999(1)
                         LOCKHEED MARTIN, S&P 500 INDEX
                           AND PEER ISSUERS INDEX(2)
[STOCK PRICE PERFORMANCE LINE GRAPH]

                                                           LMT                       S&P 500               PEER ISSUERS INDEX
                                                           ---                       -------               ------------------
03/16/95                                                   100                         100                         100
Mar-95                                                     102                         101                         105
Jun-95                                                     123                         111                         119
Sep-95                                                     131                         119                         131
Dec-95                                                     155                         127                         149
Mar-96                                                     150                         133                         157
Jun-96                                                     167                         139                         163
Sep-96                                                     180                         144                         179
Dec-96                                                     183                         156                         186
Mar-97                                                     169                         160                         173
Jun-97                                                     209                         188                         197
Sep-97                                                     216                         202                         213
Dec-97                                                     201                         207                         194
Mar-98                                                     230                         236                         211
Jun-98                                                     217                         244                         195
Sep-98                                                     208                         220                         167
Dec-98                                                     176                         267                         161
Mar-99                                                     157                         280                         164
Jun-99                                                     156                         300                         195
Sep-99                                                     138                         281                         172
Dec-99                                                      93                         323                         144

NOTES TO GRAPH:

(1) Assumes that the investment in Lockheed Martin Common Stock ("LMT") and each index was $100 on March 16, 1995 (the first day of trading in LMT) with reinvestment of dividends.

(2) The Peer Issuers Index is a market weighted index comprised of: The Boeing Company, General Dynamics Corporation, Litton Industries, Inc., Lockheed Martin Corporation, Northrop Grumman Corporation and Raytheon Corporation.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Overview

PHILOSOPHY. Our executive compensation program is structured to attract, motivate and retain talented executives and create an alignment of interests between our executives and stockholders. We design our program to ensure that total compensation for our executives is driven by both the short-term and long-term performance of each executive and the Corporation and that each executive officer receives total compensation in a range competitive with that offered executives with similar responsibilities at other companies of comparable size, complexity and quality. The program emphasizes stockholder return because a substantial portion of an executive's total compensation is based on the performance of our business. This "at risk" element of the program is intended to align the interests of our executives with those of the Corporation's stockholders.

COMPOSITION AND ROLE OF THE MANAGEMENT DEVELOPMENT & COMPENSATION COMMITTEE. We are an independent Management Development & Compensation Committee ("Committee") consisting entirely of Board members who are neither officers nor employees of the Corporation or its subsidiaries who oversee the Corporation's executive compensation program. We review the executive compensation policies and programs and recommend the form and amount of compensation to be paid to the executive officers. The Board ratified all of our recommendations for 1999.

ROLE OF THE STOCK OPTION SUBCOMMITTEE. Certain performance-based compensation such as employee stock options is eligible for exceptions to limitations on the deductibility of compensation under the Internal Revenue Code ("IRC"). The Stock Option Subcommittee is responsible for awarding performance-based compensation that is intended to comply with IRS guidelines. This report is submitted by both the Committee and Subcommittee and references to the term "Committee" include both.

COMPENSATION STRUCTURE. Our executive compensation structure consists of:

       - Annual compensation -- includes base salary and annual incentive compensation; and
       - Long-term compensation -- includes stock options and long-term incentive performance awards.

In 1999, the Committee also granted restricted stock awards to a limited number of executives. As more fully described below, an executive's compensation, other than his base salary, is at risk because the value of the awards is dependent upon individual and corporate performance.

METHODS. The Committee establishes levels of compensation through the use of survey data gathered by nationally recognized, independent consulting firms specializing in

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

executive compensation as well as by other nationally recognized survey sources. Each year we examine compensation information from a group of 27 publicly-held industrial companies (referred to as the "Comparator Group") of a size, complexity and quality similar to that of the Corporation. The Boeing Company and Raytheon Corporation are two companies that are included in both the Comparator Group and a group comprising the Peer Issuers Index set forth on page
25. Although we use the survey data to establish a competitive level of total compensation, our process is subjective and we retain complete discretion over compensation decisions.

Compensation in 1999

ANNUAL COMPENSATION -- BASE SALARY. Each year the Committee reviews base salaries using a methodology which targets our base salary levels at the 50(th) percentile of the Comparator Group. Base salaries may be higher or lower than the target to reflect the executive's responsibilities, level of experience, competence, recent and historical performance and expected future contributions. It is possible that as the result of sustained superior performance, individual executive base salaries may exceed the market 50(th) percentile. In this report, comparisons to the 50(th) percentile refer to figures that have been weighted to reflect the relative size of the businesses, as measured by a regression analysis of sales, compared to the Comparator Group.

In 1999, the named executives included Dr. Coffman and six additional executives. Two of those executives (Mr. Teets and Mr. Blackwell) were not serving as executive officers at year-end and retired in early 2000.

Dr. Coffman, the Chief Executive Officer of the Corporation waived consideration for a base salary increase in 1999, and his recommendation was accepted. In comparison to the chief executive officers of the Comparator Group, Dr. Coffman's current base salary is approximately 4.4 percent below the 50(th) percentile. In 1999, the base salary levels for the named executives, excluding Dr. Coffman, were approximately at the 50(th) percentile.

ANNUAL COMPENSATION -- INCENTIVE. The Lockheed Martin Management Incentive Compensation Plan provides an opportunity for executives to earn additional cash compensation based on an appraisal by the Committee of an executive's individual contribution to meeting pre-established performance goals of the Corporation or a specified business area.

Each plan participant, including all executive officers, is assigned a targeted percentage of base salary determined by the level of importance and responsibility of the participant's position in the Corporation. The target percentages are in a range that is comparable to incentive targets for similar positions in the Comparator Group. Consistent with our objective of focusing management attention on corporate performance, the amount of incentive compensation generated by the target percentage is adjusted after assessment of business area performance, or in the case of corporate staff, overall corporate performance, as well as a participant's individual contribution to that performance. The resulting

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

adjustments may increase or decrease the incentive award for a participant. For example, if the maximum positive or negative adjustments for individual and corporate performance is made, the amount of incentive compensation that the Chief Executive Officer is eligible to receive can range from 195 to 0 percent of base salary.

Adjustments for business area and corporate performance are recommended by the executive office, subject to our review and approval. The adjustments are based upon consideration of the achievement of targeted goals that include standard measures of financial performance such as orders, sales, earnings, earnings per share, return on equity, cash generation, and backlog. In addition, technical achievement, product performance and quality, satisfaction of critical program objectives, customer satisfaction, contract award fees, achievement of LM-21 and consolidation/restructuring savings and adherence to ethical standards are also considered in evaluating corporate or business area performance. These goals are established at the beginning of each plan year and, during 1999, particular emphasis was placed on cash flow generation, orders and earnings before interest and taxes.

In addition to business area and corporate performance goals, we consider subjective measures of individual performance such as an individual's adherence to and implementation of our policy on ethics and standards of conduct, customer satisfaction, development and sharing of best practices, process improvement and retention and development of key personnel. In performing these evaluations, we consider the recommendations of the Chief Executive Officer. The Committee evaluates the performance of the Chief Executive Officer.

We retain complete discretion in performing these reviews and in determining the amount of actual awards, if any. Consequently, no particular analytical weighting of criteria is required and actual awards may fall above or below the Comparator Group 50(th) percentile. The total amount of plan awards may be further affected by the amount of funds allocated for awards. If the amount allocated by the Board of Directors is less than the aggregate of all proposed payments, payments will be reduced on a pro rata basis.

For purposes of determining awards under the plan for Dr. Coffman and the other named executive officers, the Committee measured the Corporation's or business area's performance against the various financial, business development and operations goals discussed above. Dr. Coffman waived consideration for annual incentive compensation for 1999, and his recommendation was accepted. Compared to the Comparator Group, the annual incentive awards for the remaining named executive officers as a group, on average, were 38 percent below the 50(th) percentile, while total cash compensation for the remaining named executives was 17 percent below the 50(th) percentile. The reference to total cash compensation here and elsewhere in this report includes annual base salary as of the end of 1999 and the incentive award paid in 2000 for 1999 performance.

LONG-TERM COMPENSATION -- OMNIBUS PERFORMANCE AWARD PLAN. The Lockheed Martin Omnibus Plan provides for the granting of stock-based or cash-based incentive awards

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

based on our performance under specified criteria. During 1999, the Committee granted nonqualified stock options, initiated the Long-Term Incentive Performance Award Program and granted restricted stock to a limited group of key management personnel to continue the focus of senior management on the long-term financial performance of the Corporation.

Stock Options

Stock options were awarded to executive officers and a group of approximately 3,000 key personnel in 1999. Stock options link incentive compensation directly to the future value of our common stock and confer upon recipients an ownership interest in the Corporation. All options awarded have an exercise price equal to the closing market price of our common stock on the date of grant, and, therefore, have no value to the recipient unless the common stock price increases. The vesting periods associated with stock options encourage continued employment with the Corporation.

Based on survey data relating to the Comparator Group, the Committee determines the number of options granted to key executives. Because long-term awards vest over time, the Committee grants new awards to provide continuing incentives for future performance without regard to the number of options currently held by the recipient. We believe stock ownership by executives is extremely important as reflected by our stock ownership guidelines. The determination of the number of options awarded is within the complete discretion of the Committee. Consistent with our compensation philosophy, the Committee strives to provide option awards to key executives, as a multiple of base salary, near the average of similar long-term awards made by the Comparator Group.

Long-Term Incentive Award Program

The Long-Term Incentive Award Program provides an additional incentive for management to maximize and sustain stockholder value because any payments under the program will be directly linked to total stockholder return over a number of years. Each recipient is assigned a dollar target amount (the "Target Award"), the amount of which is within our complete discretion.

At the end of a specified performance period, the actual cash award a participant would be eligible to receive may be larger or smaller than the Target Award, or no award at all, depending on the relative ranking of our total stockholder return to the total stockholder return of the companies in the Standard & Poor's 500 Index. Total stockholder return is measured by the change in the price of our common stock over the performance period and the value of dividends paid during that period. Total stockholder return for each corporation included in the S&P 500 is computed from data available to the public, and the ranking is made using generally accepted analytical procedures. The period for measuring performance under the program began January 1, 1999, and no long-term incentive performance awards were due to be paid during 1999. The long-term incentive performance awards are targeted to the 50(th) percentile of similar awards of the Comparator

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Group. Information concerning additional terms of previous long-term incentive performance awards is discussed under the caption "Executive Benefits."

Restricted Stock

During 1999, the Committee awarded restricted stock to three of the named executives as a special retention incentive award. Holders of restricted stock have the rights and privileges of a stockholder generally, including the right to vote and receive cash dividends, except that they may not sell, transfer, assign, pledge or encumber the restricted stock during a specified restriction period. The restriction period lapses on one-third of the shares in two years and, for the remaining two-thirds shares, in four years. The restriction periods associated with the restricted stock awards encourage continued employment because the restricted stock is forfeited unless the holder remains a regular full-time employee of the Corporation until the expiration of the restriction period (subject to certain limited exceptions).

The number of restricted stock shares granted to key executives is based upon recommendations made by an independent executive compensation firm relating to the retention practices of Fortune 100 companies which include the companies in the Comparator Group. Dr. Coffman did not receive a restricted stock award.

The value of Dr. Coffman's total long-term compensation, consisting of stock options and a long-term incentive performance award, was approximately 41% below the 50(th) percentile of the Comparator Group. The remaining named executives received, on average, long-term compensation approximately 33% below the 50(th) percentile level of total long-term compensation awards granted by the companies included in the Comparator Group. This comparison is inclusive of the value of the stock options and restricted stock granted in 1999 and long-term incentive performance awards granted in 1998 and effective January 1, 1999.

SUMMARY. Dr. Coffman's total compensation for 1999, consisting of base salary, annual incentive compensation and long-term compensation, was approximately 47 percent below the 50(th) percentile. The total compensation of the remaining named executives for 1999 was approximately 27% percent below the 50(th) percentile.

Relationship of Awards to Corporate Performance

The year 1999 was a tumultuous one marked by sharp contrasts. In a number of important respects, the Corporation experienced a difficult and unacceptably disappointing year, marked by serious program and financial performance issues primarily in the aeronautics and space business areas. We are acutely aware that our stockholders suffered a loss for the year of approximately one half the value of their investment in Lockheed Martin. The Committee believes, however, that an evaluation of senior executives' performance based solely upon the performance of the Corporation's stock price would represent a narrow approach to evaluating overall corporate performance and would ignore significant

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

accomplishments of the Corporation as well as the breadth of operating responsibility for each of the named executives.

Many events, program awards and Mission Success achievements of 1999 were considered by the Committee in determining executive incentive compensation. Some of the most significant include the delivery of 109 F-16 fighter aircraft and 30 C-130J transport aircraft; the development of new business opportunities, including orders for 6 F-22 fighter aircraft, 9 C-130J transport aircraft, 25 F-16 fighter aircraft while being selected for 100 additional F-16s, 12 C-27J transport aircraft and 4 C-130J aircraft; and the award of a contract to manage (as a member of a consortium with Serco and British Nuclear Fuels Ltd.) the United Kingdom's Atomic Weapons Establishment valued at approximately $3.4 billion over 10 years. These new orders have increased our backlog for the first time in three years. We also achieved major technological advances in missile defense when the Theater High-Altitude Area Defense missile hit its designated target twice in a row and was subsequently approved for transition to Engineering and Manufacturing Development. The Patriot Advanced Capability (PAC-3) missile also achieved two successful intercepts that allowed transition to low rate initial production. Additionally, we successfully launched 5 Atlas, 5 Proton, 3 Titan and 2 Athena launch vehicles, and our Intersputnik and Space Imaging joint ventures successfully placed their satellites in orbit. As in the past, portfolio shaping remained an important part of the Corporation's long-term strategy, and we completed the divestitures of our holdings in L3 Communications, Real 3D, Airport Group International and Lockheed Martin Hanford Corporation. We won top ratings for our software development capabilities and four Lockheed Martin business units have attained the Software Engineering Institute's highest rating for software development -- Level 5. That number represents one-third of the companies in the world which have achieved this distinction.

For 1999, the Committee's assessment was that the Company's financial performance was well below forecasted levels. At the same time, we believe that the corporate achievements outlined above reflect the leadership and hard work of a dedicated management team that includes the named executives and that failure to recognize individual contributions would run counter to our executive compensation philosophy of attracting, retaining and motivating talented employees. Based on this assessment, 1999 annual incentive awards were paid to five of the seven named executives primarily based on their contributions to the corporation's achievements and key corporate objectives as outlined above. Because of the Company's performance disappointments in 1999, however, on the recommendation of the Chief Executive Officer, the Chief Executive Officer received no annual incentive award for 1999.

Stock Ownership Guidelines

We believe that a close alignment of the interests of our executives and stockholders is imperative. Reflecting this belief, in 1995 the Board adopted stock ownership guidelines that apply to employees who participate in the Management Incentive Compensation

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Program and who have an annual base salary of $100,000 or more. Under the guidelines, the Chief Executive Officer is expected to have an ownership interest in our common stock of at least five times his base salary. The President is expected to have an ownership interest in our common stock of at least four times his base salary. Executive Vice Presidents and Senior Vice Presidents are expected to have ownership interests of three times base salary. Other employees subject to the guidelines are expected to have ownership interests of two times base salary. Although there is no specific period during which an affected employee is asked to meet these targets, continuous progress is expected and these employees must certify annually that they are making such progress. Ownership represented by unexercised stock options is not considered for the purpose of meeting the guidelines. We recommend that employees who have not reached their targets use specified percentages of any management incentive compensation award they receive to do so.

Executive Compensation -- Tax Deductibility

For Federal income tax purposes, publicly held corporations are not permitted to deduct compensation paid to any named executive in excess of $1 million unless it is performance based. As discussed under the caption "Role of Stock Option Subcommittee," stock option grants and long-term incentive compensation awards under the Omnibus Plan are intended to meet the requirements for deductible performance-based compensation under IRC Section 162(m). We believe that the decrease in tax liability that would result from further action to reduce exposure to the $1 million limitation is of insufficient magnitude to warrant alteration to the present compensation system, which we believe is achieving our compensation objectives and which retains our flexibility to exercise subjective judgment in assessing an executive's performance. The Committee has concluded that approximately $500,000 of the compensation awarded in 1999 is not deductible on account of the $1 million limitation.

Submitted by the Management Development & Compensation Committee and Stock Option Subcommittee,

Edward E. Hood, Jr.                     Eugene F. Murphy
Chairman -- Management Development &    Management Development & Compensation
   Compensation Committee                  Committee
Chairman -- Stock Option Subcommittee   Stock Option Subcommittee

Caleb B. Hurtt                          Frank Savage
Management Development & Compensation   Management Development & Compensation
   Committee                               Committee
                                        Stock Option Subcommittee
Gwendolyn S. King
Management Development & Compensation
   Committee
Stock Option Subcommittee

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                           SUMMARY COMPENSATION TABLE

The following table shows annual and long-term compensation awarded, earned or paid for services in all capacities to the named executive officers for the fiscal year ended December 31, 1999. We paid no other annual or long-term compensation to the named executive officers during this period. Information in the "Option/SAR Grants in Last Fiscal Year" and "Total Option/SAR Exercises in Last Fiscal Year and Fiscal Year-End Values" relate to stock options and stock appreciation rights (SARs) with respect to our Corporation.

----------------------------------------------------------------------------------------------------------------------------
                                                                               LONG-TERM COMPENSATION
                                                                         -----------------------------------
                                          ANNUAL COMPENSATION                     AWARDS
                                 -------------------------------------   -------------------------   PAYOUTS
                                                           OTHER         RESTRICTED   SECURITIES     -------       ALL
                                                           ANNUAL         STOCK       UNDERLYING      LTIP        OTHER
   NAME AND PRINCIPAL             SALARY       BONUS     COMPENSATION(1) AWARDS(2)    OPTIONS/SARS   PAYOUTS   COMPENSATION(4)
        POSITION          YEAR      ($)         ($)         ($)            ($)           (#)           ($)         ($)
------------------------  --------------------------------------------------------------------------------------------------
------------------------  --------------------------------------------------------------------------------------------------
VANCE D. COFFMAN          1999   1,257,981           0       97,063             0       230,000           0         50,885
Chairman, Chief           1998   1,093,750   1,250,000       99,248             0       220,000           0         41,865
Executive Officer &       1997     899,744   1,100,000      163,547             0       200,000      336,619(3)      32,759
President
----------------------------------------------------------------------------------------------------------------------------

FRANK H. MENAKER, JR.     1999     541,540     334,300       17,781       476,563        45,000           0         21,900
Senior Vice President     1998     491,500     334,600       28,801             0        54,000           0         20,147
& General Counsel         1997     450,500     379,600       19,255             0        50,000           0         16,733
----------------------------------------------------------------------------------------------------------------------------

ARTHUR E. JOHNSON         1999     479,000     315,000       14,208             0        60,000           0         19,886
Vice President            1998     451,750     285,600       28,893             0        60,000           0        462,344(5)
Strategic Development     1997     349,054     262,600        8,877             0        19,200           0              0
----------------------------------------------------------------------------------------------------------------------------

ROBERT B. COUTTS          1999     360,784     401,800       14,621       476,563        40,000           0         14,708
Executive Vice            1998     264,754     244,600        9,133             0        14,000           0         10,667
President Systems         1997     228,760     163,300       14,396             0        12,000           0          8,227
Integration
----------------------------------------------------------------------------------------------------------------------------

DAIN M. HANCOCK           1999     379,969     364,200       26,775       476,563        26,000           0         15,051
Executive Vice            1998     358,615     266,200       81,626             0        26,000           0         14,794
President Aeronautical    1997     319,891     258,600       18,552             0        26,000      80,980(3)      10,147
Systems
----------------------------------------------------------------------------------------------------------------------------

PETER B. TEETS(6)         1999     803,108           0       23,456             0       140,000           0         33,231(7)
Former President          1998     706,250     725,000       21,894             0       140,000           0         27,019
& Chief Operating         1997     580,231     700,000      147,039             0        70,000           0         21,132
Officer
----------------------------------------------------------------------------------------------------------------------------

JAMES A. BLACKWELL,       1999     550,000     196,600      129,131             0        60,000           0      1,941,646(7,8)
JR.(6)
Former Executive Vice     1998     517,750     363,000      175,262             0        60,000           0         19,864
President Aeronautical    1997     474,510     470,500       33,387             0        60,000      169,219(3)      17,659
Systems
----------------------------------------------------------------------------------------------------------------------------

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

NOTES TO TABLE:

(1) Amounts reported under the column generally represent amounts reimbursed for the payment of taxes and financial counseling fees. Some executives received certain perquisites from the Corporation. During 1999, the cost of the perquisites furnished to each executive officer, with the exception of Dr. Coffman and Mr. Blackwell, did not exceed the lesser of $50,000 or 10 percent of the total annual salary and bonus of that executive officer as reported in the table above. Amounts reported in 1998 for Mr. Hancock and in 1999 for Dr. Coffman and Mr. Blackwell include corporate aircraft charges of $40,590, $13,693 and $14,310, respectively, for their spouses during business travel. Also included in the amounts reported for Dr. Coffman and Mr. Blackwell are one-time membership fees of $11,500 and $20,297, respectively.

(2) Amounts represent restricted stock awarded on December 2, 1999 under the Lockheed Martin 1995 Omnibus Performance Award Plan. The restricted stock granted is divided into two categories. Restrictions on one-third of the shares lapse on December 2, 2001 and restrictions on the remaining two-thirds lapse on December 2, 2003. Until the restrictions lapse, recipients have the right to receive cash dividends on the restricted stock, the right to vote the restricted stock and will generally have the rights and privileges of a stockholder except that recipients may not sell, transfer, assign, pledge, use as collateral or otherwise dispose of or encumber the Restricted Stock. Restrictions will terminate immediately upon the recipient's death or total disability as described in the award agreement. Any shares on which restrictions have not lapsed will be forfeited in the event a recipient terminates his employment with the Corporation, except the shares will become nonforfeitable if following a change of control (as defined in the plan), the recipient terminates employment for good cause (as such term is defined in the award agreement) within two years of the change in control (and within six months from the date on which the circumstances constituting good cause exist). The Stock Option Subcommittee authorized a recourse loan to each recipient in the amount of $25,000 that the recipient will use to pay the aggregate par value of the shares granted. The loan is payable in full no later than December 14, 2001. No interest is payable on the loans; however, each recipient of a loan will be required to pay income taxes on interest which is imputed to the recipient at the applicable federal rate.

(3) Amounts reported represent payouts of awards earned under the Long-Term Performance Plan of Lockheed and its Subsidiaries. Upon consummation of the combination of Lockheed and Martin Marietta, this plan was terminated as an active plan and no further awards have been or will be made.

(4) Amounts include the Corporation's 1999 contributions under the Lockheed Martin Salaried Savings Plan for Messrs. Coffman, Menaker, Johnson, Coutts, Hancock, Teets and Blackwell of $5,000; $3,077; $4,000; $6,400; $5,000;
    $3,077 and $3,077, respectively, and the Corporation's 1999 contributions under the Lockheed Martin Supplemental Savings Plan for Messrs. Coffman, Menaker, Johnson, Coutts, Hancock, Teets and Blackwell of $45,885; $18,823; $15,886; $8,308; $10,051; $30,154 and $19,769, respectively. Messrs.
    Menaker, Johnson, Coutts and Hancock were not named executive officers in 1997 and 1998. Therefore, the information that follows is being disclosed for the first time in our Proxy Statement. Amounts include the Corporation's 1998 contributions under the Lockheed Martin Salaried

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

    Savings Plan for Messrs. Menaker, Johnson, Coutts and Hancock of $3,077; $4,000; $6,206 and $5,000, respectively, and the Corporation's 1998 contributions under the Lockheed Martin Supplemental Savings Plan for Messrs. Menaker, Johnson, Coutts and Hancock of $17,070; $13,344; $4,462 and $9,794. Amounts include the Corporation's 1997 contributions under the Lockheed Martin Salaried Savings Plan for Messrs. Menaker, Johnson, Coutts and Hancock of $2,923; $0; $6,404 and $4,750, respectively, and the Corporation's 1997 contributions under the Lockheed Martin Supplemental Savings Plan for Messrs. Menaker, Johnson, Coutts and Hancock of $13,810; $0; $1,823 and $5,397.

(5) Amount reported includes a retention agreement payment to Mr. Johnson of $445,000 in 1998.

(6) Effective October 29, 1999, Mr. Teets resigned as President and Chief Operating Officer and Mr. Blackwell resigned as Executive Vice President. Neither Mr. Teets nor Mr. Blackwell was serving as an executive officer on December 31, 1999. They are included in the table pursuant to SEC Proxy Rules which require us to include up to two employees who would have been included in the table but for the fact they were not serving as executive officers at the end of 1999. Both Mr. Teets and Mr. Blackwell retired effective February 1, 2000.

(7) See discussion of consulting and other arrangements with Messrs. Teets and Blackwell under "Executive Benefits."

(8) Amount reported includes payment to Mr. Blackwell under a retention agreement described under "Executive Benefits."

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                    OPTION/SAR GRANTS IN LAST FISCAL YEAR(1)

The following table presents additional information concerning the option awards shown in the Summary Compensation Table for fiscal year 1999. These options to purchase our common stock were granted to the named executive officers under the Omnibus Plan(2).

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      POTENTIAL REALIZABLE
                                                      INDIVIDUAL GRANTS                                 VALUE AT ASSUMED
                               ---------------------------------------------------------------        ANNUAL RATES OF STOCK
                               NUMBER OF         % OF TOTAL                                          PRICE APPRECIATION FOR
                               SECURITIES        OPTIONS/SARS                                            OPTION TERM(3)
                               UNDERLYING        GRANTED TO        EXERCISE OR                      -------------------------
                               OPTIONS/SARS      EMPLOYEES IN      BASE PRICE       EXPIRATION         5%             10%
          NAME                  GRANTED           1999             ($/SHARE)          DATE             ($)            ($)
-------------------------      ----------------------------------------------------------------------------------------------
-------------------------      ----------------------------------------------------------------------------------------------
Vance D. Coffman                 230,000             4.2              37.00          1/31/09        5,351,893      13,562,748

Frank H. Menaker, Jr.             45,000             0.8              37.00          1/31/09        1,047,110       2,653,581

Arthur E. Johnson                 60,000             1.1              37.00          1/31/09        1,396,146       3,538,108

Robert B. Coutts                  40,000             0.7              37.00          1/31/09          930,764       2,358,739

Dain M. Hancock                   26,000             0.5              37.00          1/31/09          604,997       1,533,180

Peter B. Teets                   140,000             2.6              37.00          1/31/09        3,257,674       8,255,586

James A. Blackwell, Jr.           60,000             1.1              37.00          1/31/09        1,396,146       3,538,108
-----------------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) No SARs were granted in 1999.

(2) Awards are granted at the discretion of the Stock Option Subcommittee, a disinterested subcommittee of the Board of Directors made up of non-employee directors, upon the recommendation of management. The Omnibus Plan requires that awards be evidenced by an award agreement setting forth the number and type of stock-based awards and the terms and conditions applicable to the award as determined by the Stock Option Subcommittee. Under the January 1999 award agreements, options vest and become exercisable in two equal installments on the first and second anniversary dates following the grant. Options expire 186 days following termination of employment, except in instances following death, disability, divestiture, layoff or retirement. In the event of death, all outstanding options vest immediately and will expire ten years after the date of grant (i.e., the normal expiration date of the grant). In instances of disability, all outstanding options vest immediately and expire on the normal expiration date of the grant. In cases of layoff, the terms of all outstanding options will be unaffected. In cases of divestiture, the vesting schedule of any unvested options will be

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

    unaffected and all outstanding options will terminate five years from the effective date of the divestiture or on the option's normal expiration date, whichever occurs first. In cases of retirement on or after the first vesting date, the terms of all outstanding options will be unaffected by retirement. Generally, retirement before the first vesting date is treated as a termination. In the event of a change of control, all options vest.

(3) The dollar amounts set forth in these columns are the result of calculations assuming 5% and 10% annual return rates (as required to be disclosed by SEC rules) and are not intended to forecast possible future appreciation, if any, of the Corporation's common stock price.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

                 TOTAL OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                           AND FISCAL YEAR-END VALUES

The following table shows information for the named executive officers concerning:

(i) exercise of stock options and stock appreciation rights ("SARs") during 1999; and
(ii) the number and values of unexercised stock options and SARs as of December 31, 1999.

-----------------------------------------------------------------------------------------------------------------------------------
                                                               NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                             SHARES                           UNDERLYING UNEXERCISED                       IN-THE-MONEY
                            ACQUIRED        VALUE         OPTIONS/SARS AT FISCAL YEAR END        OPTIONS/SARS AT FISCAL YEAR END
                            ON EXERCISE    REALIZED(1)    -------------------------------      ------------------------------------
         NAME                 (#)            ($)          EXERCISABLE       UNEXERCISABLE      EXERCISABLE ($)    UNEXERCISABLE ($)
----------------------      -------------------------------------------------------------------------------------------------------
----------------------      -------------------------------------------------------------------------------------------------------
Vance D. Coffman                   0              0         460,000            340,000                   0                0

Frank H. Menaker, Jr.              0              0         173,400             72,000                   0                0

Arthur E. Johnson                  0              0          61,200             90,000                   0                0

Robert B. Coutts                   0              0          49,200             47,000                   0                0

Dain M. Hancock                    0              0          26,000             39,000                   0                0

Peter B. Teets                20,000        291,250         230,000            210,000                   0                0

James A. Blackwell,
  Jr.                              0              0         243,168             90,000             181,814                0
-----------------------------------------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) Value realized is equal to the difference between the option/SAR exercise price and the fair market value of our common stock on the date of exercise multiplied by the number of options/SARs exercised. The payment of related withholding taxes is not reflected in the table.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

EXECUTIVE BENEFITS

The Lockheed Martin Post-Retirement Death Benefit Plan for Elected Officers provides a death benefit for retired elected officers at a level of 1.5 times the officer's base salary at the time of retirement. The amount payable under the plan is reduced to the extent an officer has not waived his or her benefits (if any) under the Martin Marietta Post-Retirement Death Benefit Plan or the Lockheed Post Retirement Death Benefit Plan. During active employment, our officers are provided personal liability insurance coverage of $5 million and accidental death and dismemberment coverage of $1 million.

The Lockheed Martin Deferred Management Incentive Compensation Plan and the Divested Business Deferred Management Incentive Compensation Plan provide key management employees the opportunity to defer receipt of all or a portion of an incentive compensation award or long-term incentive performance award. The deferred amount with accrued earnings generally will be paid in a lump sum or in up to fifteen annual installments as elected by the employee at the time the employee makes a deferral election. The Divested Business Deferred Management Incentive Compensation Plan allows certain employees of divested businesses to defer the commencement of payments up to five years following divestiture. A participant may elect to receive earnings on amounts deferred under either plan by reference to either (i) the published rate for computing the present value of future benefits under Cost Accounting Standard No. 415; or (ii) the performance of our common stock (including reinvestment of dividends). All amounts accumulated under the plans must be paid in a lump sum within fifteen days following a change of control.

Long-term incentive performance awards have been granted to certain key employees pursuant to the Omnibus Plan. The Omnibus Plan requires that awards be evidenced by an award agreement setting forth the applicable Performance Goals and the terms and conditions applicable to the award as determined by the Stock Option Subcommittee. Under the award agreements, each award recipient is assigned a dollar target. The amount earned at the end of the performance period may be greater or lesser than the target, depending upon Lockheed Martin's Total Stockholder Return ("TSR") relative to the TSR of each of the other corporations in the Standard & Poor's 500 Index. At the end of the performance period, 50 percent of the amount earned is payable; the remaining 50 percent of the award is deferred for two years and treated during that period as if it were invested in the Lockheed Martin common stock. Amounts deferred in phantom stock units become payable on the second anniversary date of the end of the performance period. Awards are forfeited following termination of employment prior to the end of the performance period (or second anniversary of the end of the performance period in the case of the deferred portion), except in instances following death, divestiture, disability, retirement or layoff, in which case the award shall be prorated accordingly. In the event of a change of control (as defined in the Omnibus Plan) during the performance period, the performance period shall terminate and a pro-rated portion of an award shall be paid to the participant. If a change of control occurs after the end of the performance period but

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

before the second anniversary of the end of the performance period, the remaining 50 percent of the award will be payable. Amounts payable generally can be deferred under the Lockheed Martin Deferred Management Incentive Compensation Plan.

We have entered into retention agreements with certain of our officers. If we win a specified major program competition, and the covered executive remains employed through December 31, 2001, the benefit ("retention benefit") will be equal to two times annual base salary at time of payment and the average of the prior three years' actual bonus payments. If we do not win the specified program competition, the retention benefit will be reduced by one-third. If the covered executive terminates employment with us prior to December 31, 2001, for reasons other than good cause or substantial and serious cause as defined in the agreement, a pro rata share of the retention benefit, reduced by one-third, will be paid. If the executive is terminated by Lockheed Martin for other than substantial and serious cause or if the executive resigns for good cause, the full retention benefit is payable. In the event the specified program award decision is delayed beyond December 31, 2001, one-third of the retention benefit may be deferred, or paid, at the discretion of the Management Development and Compensation Committee of the Board of Directors. If the specified major program competition results in a partial award to the Corporation, the partial award will be considered a competition win. Mr. Blackwell received the full retention benefit of $1,918,800, which was paid to him in 2000. Mr. Hancock has a retention agreement.

We have entered into an arrangement with Mr. Blackwell, effective upon Mr. Blackwell's retirement on February 1, 2000. As part of the arrangement, we entered into a two-year consulting agreement. In consideration for the consulting agreement, and a two-year covenant not to compete, we paid Mr. Blackwell $288,000. We also paid Mr. Blackwell a $200,000 moving allowance, $20,000 in lieu of financial counseling benefits and provided certain other incidental perquisites.

We are negotiating a consulting services agreement with Peter B. Teets, our former President and Chief Operating Officer. It is intended that Mr. Teets will provide management and technical advice and guidance, represent us by participating in industry association affairs, board and other events and service on special projects and review teams. The agreement will contain a non-compete provision that will be effective for the term of the agreement. The actual terms and conditions of the agreement have not been finalized.

DEFINED CONTRIBUTION PLANS

We sponsor a number of different defined contribution plans which cover nearly all our employees. During 1999, the Lockheed Martin Salaried Savings Plan ("Salaried Savings Plan") covered the named executive officers.

The Salaried Savings Plan permits eligible employees to make regular savings contributions on a pre-tax or after-tax basis. For the year ending December 31, 1999, participants could

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

contribute up to 17 percent of their current base salary (maximum of 16 percent on a pre-tax basis) subject to Internal Revenue Code limitations. In addition, we made a matching contribution to the participant's account equal to 50 percent of up to the first 8 percent of compensation contributed by the participant.

All contributions to the Salaried Savings Plan are 100 percent vested. Full distribution under the Salaried Savings Plan is generally made upon the termination, layoff, retirement, disability or death of the participant.

Participants in the Salaried Savings Plan may direct the investment of employee contributions among eleven different investment options including unitized funds invested in our common stock. All of our matching contribution is invested in the ESOP Stock Fund, which is in part funded by an employee stock ownership feature of the plan.

Because of Internal Revenue Code limitations on annual contributions to the Salaried Savings Plan, certain employees are not allowed to elect to contribute the maximum 17 percent of compensation otherwise permitted by the Salaried Savings Plan. The Lockheed Martin Supplemental Savings Plan ("Supplemental Plan") has been established for certain Salaried Savings Plan participants affected by these limits. Earnings credited to a Supplemental Plan account mirror the participant's investment elections under the Salaried Savings Plan including investments in our common stock, except that investments in the Supplemental Plan reflect only bookkeeping entries rather than actual purchases of the underlying instruments. The Supplemental Plan provides for payment following termination of employment in a lump sum or up to twenty annual installments. All amounts accumulated and unpaid under the Supplemental Plan must be paid in a lump sum within fifteen calendar days following a change in control (as defined in the plan document).

PENSION PLANS

We sponsor a number of pension plans for employees. During 1999, the named executive officers participated in the Lockheed Martin Retirement Program ("LMRP"), which is made up of a number of component pension plans, including the:

       - Lockheed Martin Retirement Plan for Certain Salaried Employees (the "Lockheed Plan") which covers former Lockheed employees;
       - Lockheed Martin Retirement Income Plan (the "Martin Plan") which covers former Martin employees, and
       - Lockheed Martin Federal Systems Retirement Plan (the "Federal Systems Plan") which covers former Federal Systems employees.

The calculation of retirement benefits under the LMRP is determined by a formula which takes into account the participant's years of credited service and average compensation for the highest three years of the last ten years of employment with us preceding retirement.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Average compensation includes the employee's normal rate of pay (without overtime), bonuses earned under the MICP and lump sum payments in lieu of a salary increase. Normal retirement age is 65; however, benefits are payable as early as age 55 at a reduced amount or without reduction at age 60. Certain employees who retire between ages 60 and 62 are eligible for supplemental payments ending at age 62.

During a five-year period ending on June 30, 2002, an employee who participated in the Lockheed Plan or the Martin Plan prior to July 1, 1997 will receive a pension calculated in accordance with the formula used in the LMRP or if the pension benefit would be greater, in accordance with the formula under the Lockheed Plan or the Martin Plan, whichever is applicable. After the transition period, the employee will receive a pension calculated in accordance with the formula used in the LMRP for all service or if the pension benefit would be greater, in accordance with the heritage plan formula for service through the end of the transition period plus the LMRP formula for service after the transition period.

Employees who actively participated in the Federal Systems Plan on December 31, 1998 will receive a pension calculated in accordance with the formula used in the LMRP or if the pension benefit would be greater, in accordance with the formula under the Federal Systems Plan in effect as of December 31, 1998. There is no five-year transition period associated with the Federal Systems Plan.

The formula for calculating pension benefits under the Lockheed Plan is similar to that used in the LMRP except that average compensation is based on the highest five consecutive years of the last ten years of employment. In addition, if an employee's age and years of credited service equal or exceed 85, a participant can retire as early as age 55 without actuarial reduction.

The Lockheed Plan provides that, in the event of a change in control of Lockheed (as defined in the plan document in effect on June 30, 1997), (i) the Lockheed Retirement Plan may not be terminated and the benefits payable thereunder may not be adversely modified for a period of two years following such change in control; (ii) the Lockheed Retirement Plan may not be merged or consolidated with an underfunded plan during the five-year period following such change in control; and (iii) if the Lockheed Retirement Plan is terminated within the five-year period following such change in control, any surplus assets remaining after satisfaction of all plan liabilities, taxes and other rightful claims of the U.S. Government shall be transferred to a trust and applied solely to the payment of certain employee benefits otherwise payable to employees and retirees (e.g., retiree medical benefits). In addition, during the five-year period following a change in control, the Lockheed Retirement Plan may not invest in securities issued by Lockheed or any affiliate of Lockheed, any entity in which 10 percent or more of the equity interests are held in the aggregate by officers, directors or affiliates of Lockheed, or by 5 percent stockholders of Lockheed. The transaction combining Lockheed and Martin Marietta businesses constituted a change in control under the Lockheed Retirement Plan.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

The formula for calculating pension benefits under the Martin Plan is similar to that used in the LMRP except that the formula takes into account amounts earned during the year as base salary, MICP bonuses awarded that year, lump sum payments in lieu of a salary increase and overtime. Certain participants who retire as early as age 55 are also eligible for supplements payable until age 62 based on years of credited service, if they retire during the five-year transition period ending June 30, 2002. The Martin Plan also contains Personal Pension Accounts (PPA) and Voluntary Pension Accounts (VPA) for employees who became employees of Martin Marietta as a result of the GE Aerospace combination. These account balances are available as a lump sum at termination or can be converted to an annuity.

The calculation of retirement benefits under the Federal Systems Plan is based on a formula which takes into account the participant's years of credited service and pay over the career of the employee. Pay currently includes salary, commissions, overtime, shift differential, lump sum pay in lieu of a salary increase, MICP bonuses awarded that year, and 401(k) and pre-tax contributions. The Federal System Plan also contains a Personal Retirement Provision (PRP) which is an account balance based on past allocations. This account balance is available as a lump sum at termination or can be converted to an annuity.

The LMRP became effective July 1, 1997. Prior to that date, pension benefits were calculated only under the applicable formula in the Martin Plan or the Lockheed Plan. The Federal Systems Plan became a part of the LMRP on January 1, 1999. Prior to that date, pension benefits were calculated only under the applicable formula in the Federal Systems Plan. Certain salaried employees also participate in nonqualified supplemental retirement plans. These supplemental plans pay benefits in excess of Internal Revenue Code limits on qualified plan benefits or in some instances in accordance with a grandfathered or special pension formula. The supplemental plans generally pay benefits at the same time and in the same form as benefits are paid under the LMRP, although lump sum payments are available under some supplemental plans. The plans providing supplemental benefits to the Lockheed Plan provide that any participant receiving annuity benefits under such plans at the time of a change in control of Lockheed, as defined, will receive, in lieu of the continuation of such annuity payments, the actuarial equivalent of such benefits in a lump sum payable within thirty calendar days following the change in control.

As of December 31, 1999, the estimated annual benefits payable upon retirement at age 65 for the individuals named in the compensation table, based on continued employment at current compensation, are as follows: Dr. Coffman-$1,011,768; Mr. Menaker-$512,300; Mr. Johnson-$228,131; Mr.
Coutts-$525,680; Mr. Hancock-$452,711; Mr. Teets-$682,891(based on Mr. Teets' retirement effective February 1, 2000); and Mr. Blackwell-$413,127 (based on Mr. Blackwell's retirement effective February 1, 2000). These amounts (as do the amounts shown on the tables) include benefits payable under the supplemental plans. The years of credited service as of December 31, 1999, for Messrs. Coffman,

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

Menaker, Johnson, Coutts, Hancock, Teets, and Blackwell were 32 years, 28 years, 6 years, 27 years, 32 years, 37 years and 30 years, respectively.

For Messrs. Johnson, Coutts, Teets, and Blackwell, the LMRP formula for all service yields the greater projected benefit. In addition to the LMRP determined benefit, Mr. Coutts will receive the value of contributions he made prior to January 1, 1995 in the form of a lump sum or a five-year certain life annuity. Based on current interest rates, the annual payment under the five-year certain life annuity beginning at age 65 is projected to be $8,459. For Messrs. Coffman and Hancock, the Lockheed Plan formula for service until June 30, 2002 and the LMRP formula for service thereafter yields the greater projected benefit. For Mr. Menaker, the greater projected benefit would be based on a special grandfathered formula under the Martin Plan for all service.

The amounts listed on the tables that follow are not subject to any deduction for Social Security benefits or other offsets and are computed as single life annuities. The pension tables show the estimated annual benefits payable upon retirement for specified earnings and years of service under the Lockheed Plan, the Martin Plan, and the Lockheed Martin Retirement Program.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

             MAXIMUM ANNUAL BENEFIT PAYABLE UPON NORMAL RETIREMENT
                            LOCKHEED PENSION PLAN(1)

----------------------------------------------------------------------------------
 FIVE-YEAR
  AVERAGE      15 YEARS OF   20 YEARS OF   25 YEARS OF   30 YEARS OF   40 YEARS OF
COMPENSATION     SERVICE       SERVICE       SERVICE       SERVICE       SERVICE
----------------------------------------------------------------------------------
 $  100,000     $ 21,915      $ 29,220     $   36,525    $   43,830    $   58,440
----------------------------------------------------------------------------------
    150,000       33,165        44,220         55,275        66,330        88,440
----------------------------------------------------------------------------------
    200,000       44,415        59,220         74,025        88,830       118,440
----------------------------------------------------------------------------------
    300,000       66,915        89,220        111,525       133,830       178,440
----------------------------------------------------------------------------------
    400,000       89,415       119,220        149,025       178,830       238,440
----------------------------------------------------------------------------------
    500,000      111,915       149,220        186,525       223,830       298,440
----------------------------------------------------------------------------------
    600,000      134,415       179,220        224,025       268,830       358,440
----------------------------------------------------------------------------------
    700,000      156,915       209,220        261,525       313,830       418,440
----------------------------------------------------------------------------------
    800,000      179,415       239,220        299,025       358,830       478,440
----------------------------------------------------------------------------------
    900,000      201,915       269,220        336,525       403,830       538,440
----------------------------------------------------------------------------------
  1,000,000      224,415       299,220        374,025       448,830       598,440
----------------------------------------------------------------------------------
  1,200,000      269,415       359,220        449,025       538,830       718,440
----------------------------------------------------------------------------------
  1,400,000      314,415       419,220        524,025       628,830       838,440
----------------------------------------------------------------------------------
  1,600,000      359,415       479,220        599,025       718,830       958,440
----------------------------------------------------------------------------------
  1,800,000      404,415       539,220        674,025       808,830     1,078,440
----------------------------------------------------------------------------------
  2,000,000      449,415       599,220        749,025       898,830     1,198,440
----------------------------------------------------------------------------------
  2,500,000      561,915       749,220        936,525     1,123,830     1,498,440
----------------------------------------------------------------------------------
  2,700,000      606,915       809,220      1,011,525     1,213,830     1,618,440
----------------------------------------------------------------------------------

NOTES TO TABLE:

(1) The Lockheed Plan formula only recognizes service for benefit accruals up to 40 years.

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

             MAXIMUM ANNUAL BENEFIT PAYABLE UPON NORMAL RETIREMENT
                             MARTIN PENSION PLAN(1)

------------------------------------------------------------------------------------------------
 FIVE-YEAR
  AVERAGE      15 YEARS OF   20 YEARS OF   25 YEARS OF   30 YEARS OF   40 YEARS OF   45 YEARS OF
COMPENSATION   SERVICE(2)    SERVICE(2)    SERVICE(3)    SERVICE(3)    SERVICE(3)    SERVICE(3)
------------------------------------------------------------------------------------------------
 $  100,000     $ 21,260      $ 28,347     $   46,227    $   51,363    $   57,107    $   64,607
------------------------------------------------------------------------------------------------
    150,000       32,510        43,347         70,977        78,863        87,250        98,594
------------------------------------------------------------------------------------------------
    200,000       43,760        58,347         95,727       106,363       117,500       132,625
------------------------------------------------------------------------------------------------
    300,000       66,260        88,347        145,227       161,363       178,000       200,687
------------------------------------------------------------------------------------------------
    400,000       88,760       118,347        194,727       216,363       238,500       268,750
------------------------------------------------------------------------------------------------
    500,000      111,260       148,347        244,227       271,363       299,000       336,812
------------------------------------------------------------------------------------------------
    600,000      133,760       178,347        293,727       326,363       359,500       404,875
------------------------------------------------------------------------------------------------
    700,000      156,260       208,347        343,227       381,363       420,000       472,937
------------------------------------------------------------------------------------------------
    800,000      178,760       238,347        392,727       436,363       480,500       541,000
------------------------------------------------------------------------------------------------
    900,000      201,260       268,347        442,227       491,363       541,000       609,062
------------------------------------------------------------------------------------------------
  1,000,000      223,760       298,347        491,727       546,363       601,500       677,125
------------------------------------------------------------------------------------------------
  1,200,000      268,760       358,347        590,727       656,363       722,500       813,250
------------------------------------------------------------------------------------------------
  1,400,000      313,760       418,347        689,727       766,363       843,500       949,375
------------------------------------------------------------------------------------------------
  1,600,000      358,760       478,347        788,727       876,363       964,500     1,085,500
------------------------------------------------------------------------------------------------
  1,800,000      403,760       538,347        887,727       986,363     1,085,500     1,221,625
------------------------------------------------------------------------------------------------
  2,000,000      448,760       598,347        986,727     1,096,363     1,206,500     1,357,750
------------------------------------------------------------------------------------------------
  2,500,000      561,260       748,347      1,234,227     1,371,363     1,509,000     1,698,062
------------------------------------------------------------------------------------------------
  2,700,000      606,260       808,347      1,333,227     1,481,363     1,630,000     1,834,187
------------------------------------------------------------------------------------------------

NOTES TO TABLE:

(1) All figures listed in the chart above are benefits payable under the greater of the Lockheed Martin Retirement Program or the Lockheed Martin Retirement Income Plan.

(2) When the Martin Plan was amended to comply with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a modified version of the existing benefit accrual formula was preserved for certain employees who were participants in the Plan prior to October 1, 1975 ("Pre-ERISA Formula"). Employees who became participants after that date accrue benefits under a different formula ("Post-ERISA Formula"). In January 1991, the Martin Plan was amended to provide that future accruals for all highly compensated employees would be based on the Post-ERISA Formula. If, as a result of the amendment, an employee

                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

    receives less from the Martin Plan than would have been otherwise received under the Pre-ERISA Formula, the Corporation intends to make up the difference out of general corporate assets. The amounts in this column are calculated under the Post-ERISA formula.

(3) Calculated under the Pre-ERISA formula.

             MAXIMUM ANNUAL BENEFIT PAYABLE UPON NORMAL RETIREMENT
                       LOCKHEED MARTIN RETIREMENT PROGRAM

------------------------------------------------------------------------------------------------
 THREE-YEAR
  AVERAGE      15 YEARS OF   20 YEARS OF   25 YEARS OF   30 YEARS OF   40 YEARS OF   45 YEARS OF
COMPENSATION     SERVICE       SERVICE       SERVICE       SERVICE       SERVICE       SERVICE
------------------------------------------------------------------------------------------------
 $  100,000     $ 21,260      $ 28,347     $   35,434    $   42,521    $   57,107    $   64,607
------------------------------------------------------------------------------------------------
    150,000       32,510        43,347         54,184        65,021        87,107        98,357
------------------------------------------------------------------------------------------------
    200,000       43,760        58,347         72,934        87,521       117,107       132,107
------------------------------------------------------------------------------------------------
    300,000       66,260        88,347        110,434       132,521       177,107       199,607
------------------------------------------------------------------------------------------------
    400,000       88,760       118,347        147,934       177,521       237,107       267,107
------------------------------------------------------------------------------------------------
    500,000      111,260       148,347        185,434       222,521       297,107       334,607
------------------------------------------------------------------------------------------------
    600,000      133,760       178,347        222,934       267,521       357,107       402,107
------------------------------------------------------------------------------------------------
    700,000      156,260       208,347        260,434       312,521       417,107       469,607
------------------------------------------------------------------------------------------------
    800,000      178,760       238,347        297,934       357,521       477,107       537,107
------------------------------------------------------------------------------------------------
    900,000      201,260       268,347        335,434       402,521       537,107       604,607
------------------------------------------------------------------------------------------------
  1,000,000      223,760       298,347        372,934       447,521       597,107       672,107
------------------------------------------------------------------------------------------------
  1,200,000      268,760       358,347        447,934       537,521       717,107       807,107
------------------------------------------------------------------------------------------------
  1,400,000      313,760       418,347        522,934       627,521       837,107       942,107
------------------------------------------------------------------------------------------------
  1,600,000      358,760       478,347        597,934       717,521       957,107     1,077,107
------------------------------------------------------------------------------------------------
  1,800,000      403,760       538,347        672,934       807,521     1,077,107     1,212,107
------------------------------------------------------------------------------------------------
  2,000,000      448,760       598,347        747,934       897,521     1,197,107     1,347,107
------------------------------------------------------------------------------------------------
  2,500,000      561,260       748,347        935,434     1,122,521     1,497,107     1,684,607
------------------------------------------------------------------------------------------------
  2,700,000      606,260       808,347      1,010,434     1,212,521     1,617,107     1,819,607
------------------------------------------------------------------------------------------------

                          NOMINATION OF DIRECTORS AND
                         OTHER BUSINESS OF STOCKHOLDERS
--------------------------------------------------------------------------------

We will make financial and other reports available for inspection by stockholders present at the Annual Meeting, but there is no intention to take action regarding the reports.

We pay for the cost of soliciting proxies. We solicit by mail and arrangements are made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners. We will, upon request, reimburse them for their reasonable expenses. We have retained Morrow & Co., Inc. to aid in the solicitation of proxies and to verify related records at a fee of $25,000 plus expenses. To the extent necessary to ensure sufficient representation at the Annual Meeting, we may request the return of proxies by telephone or otherwise. Stockholders are requested to return their proxies without delay.

We received correspondence from a stockholder requesting that we allow him to discuss our corporate governance practices as compared to certain key points in the Council of Institutional Investors Shareholders Bill of Rights. The request was not properly submitted as a stockholder proposal for business to be brought before the Annual Meeting in accordance with our Bylaws. Therefore, we will not consider this matter as a proposal at the Annual Meeting. If the matter is presented as a proposal at the meeting, the Corporation's directors who are designated proxies intend to use their discretionary authority to vote against it.

The Board of Directors is not aware that any matters not referred to will be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, we intend that the shares represented by proxies will be voted in accordance with the judgment of the persons voting them. Discretionary authority will be exercised to vote on any matters incidental to the conduct of the meeting.

To be presented at our 2001 Annual Meeting, stockholder proposals must be received by the Secretary of the Corporation no later than November 22, 2000 to be included in the Proxy Statement and on the Proxy Card that will be solicited by the Board of Directors. The inclusion of any proposal will be subject to applicable rules of the Securities and Exchange Commission.

Our Bylaws also require advance notice of any proposal by a stockholder intended to be presented at the Annual Meeting that is not included in our notice of meeting and proxy statement or made by or at the direction of the Board of Directors, including any proposal for the nomination for election as a director. In general, nominations and proposals to be presented at the Annual Meeting must be delivered to the Secretary of the Corporation at our principal executive office, 6801 Rockledge Drive, Bethesda, Maryland 20817, not less than 90 days nor more than 120 days prior to the anniversary date of the mailing of the notice of the preceding year's Annual Meeting. Written suggestions submitted by stockholders concerning proposed nominees for election to the Board of Directors will be presented to the Nominating and Corporate Governance Committee for its consideration. Suggestions for nominees should include a brief description of the proposed nominee's

                           NOMINATION OF DIRECTORS AND
                        OTHER BUSINESS OF STOCKHOLDERS
--------------------------------------------------------------------------------

qualifications, all relevant biographical data (name, age, business and residence address), and any information required to be disclosed in a proxy solicitation for election of directors under federal securities laws, including the written consent of the proposed nominee to act as a director if nominated and elected. A notice of a stockholder proposal must contain a description of the matter to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest the stockholder (or beneficial owner) may have in the proposal. Nominations and proposals should also include the name and address of the proponent as it appears on our records and the number of shares owned of record and beneficially by the proponent. Any waiver by us of these requirements relating to a particular stockholder proposal shall not constitute a waiver of any other stockholder proposal nor shall it obligate us to waive these requirements regarding future submissions of that or any other stockholder proposal. To be properly brought before the 2001 Annual Meeting, written notice of nominations or other business to be introduced by a stockholder must be received between the dates of November 22, 2000 and December 22, 2000, inclusive.

Any stockholder desiring a copy of our Bylaws will be furnished one without charge upon written request to the Secretary of the Corporation at the address above.

                                         /s/ LILLIAN M. TRIPPETT

                                         Lillian M. Trippett
                                         Vice President, Corporate Secretary
                                         and Associate General Counsel
March 22, 2000

                                                                        APPENDIX

                                                          [LOCKHEED MARTIN LOGO]

                          LOCKHEED MARTIN CORPORATION

                      1995 OMNIBUS PERFORMANCE AWARD PLAN

                             ADOPTED MARCH 15, 1995
                          (AS AMENDED APRIL 23, 1998)

                          LOCKHEED MARTIN CORPORATION

                      1995 OMNIBUS PERFORMANCE AWARD PLAN

                             ADOPTED MARCH 15, 1995
                          (AS AMENDED APRIL 23, 1998)

SECTION 1.   Purpose.

       The purpose of this Plan is to benefit the Corporation's stockholders by encouraging high levels of performance by individuals who contribute to the success of the Corporation and its Subsidiaries and to enable the Corporation and its Subsidiaries to attract, motivate, retain and reward talented and experienced individuals. This purpose is to be accomplished by providing eligible employees with an opportunity to obtain or increase a proprietary interest in the Corporation and/or by providing eligible employees with additional incentives to join or remain with the Corporation and its Subsidiaries.

SECTION 2.   Definitions; Rules of Construction.

       (a) Defined Terms. The terms defined in this Section shall have the following meanings for purposes of this Plan:

               "Award" means an award granted pursuant to Section 4.

               "Award Agreement" means an agreement described in Section 6 entered into between the Corporation and a Participant, setting forth the terms and conditions of an Award granted to a Participant.

               "Beneficiary" means a person or persons (including a trust or trusts) validly designated by a Participant or, in the absence of a valid designation, entitled by will or the laws of descent and distribution, to receive the benefits specified in the Award Agreement and under this Plan in the event of a Participant's death.

               "Board of Directors" or "Board" means the Board of Directors of the Corporation.

               "Cash-Based Awards" means Awards that, if paid, must be paid in cash and that are neither denominated in nor have a value derived from the value of, nor an exercise or conversion privilege at a price related to, shares of Stock, as described in Section 4(a)(6).

               "Cash Flow" means cash and cash equivalents derived from either
         (i) net cash flow from operations or (ii) net cash flow from operations, financings and investing activities, as determined by the Committee at the time an Award is granted.

               "Change in Control" means change in control as defined in Section 7(c).

               "Code" means the Internal Revenue Code of 1986, as amended from time to time.

               "Committee" means the Committee described in Section 8.

               "Corporation" means Lockheed Martin Corporation.

               "Employee" means any officer (whether or not also a director) or any key salaried employee of the Corporation or any of its Subsidiaries, but excludes, in the case of an Incentive Stock Option, an Employee of any Subsidiary that is not a "subsidiary corporation" of the Corporation as defined in Code Section 424(f).

               "EPS" means earnings per common share on a fully diluted basis determined by dividing (a) net earnings, less dividends on preferred stock of the Corporation by (b) the weighted average number of common shares and common share equivalents outstanding.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

               "Executive Officer" means executive officer as defined in Rule 3b-7 under the Exchange Act, provided that, if the Board has designated the executive officers of the Corporation for purposes of reporting under the Exchange Act, the designation shall be conclusive for purposes of this Plan.

               "Fair Market Value" means the closing price of the relevant security as reported on the composite tape of New York Stock Exchange issues (or, if the security is not so listed or if the principal market on which it is traded is not the New York Stock Exchange, such other reporting system as shall be selected by the Committee) on the relevant date, or, if no sale of the security is reported for that date, the next preceding day for which there is a reported sale. The Committee shall determine the Fair Market Value of any security that is not publicly traded, using criteria as it shall determine, in its sole direction, to be appropriate for the valuation.

               "Insider" means any person who is subject to Section 16(b) of the Exchange Act.

               "Option" means a Nonqualified Stock Option or an Incentive Stock Option as described in Section 4(a)(1) or (2).

               "Participant" means an Employee who is granted an Award pursuant to this Plan that remains outstanding.

               "Performance-Based Awards" is defined in Section 4(b).

               "Performance Goal" means EPS or ROE or Cash Flow or Total Stockholder Return, and "Performance Goals" means any combination thereof.

               "ROE" means consolidated net income of the Corporation (less preferred dividends), divided by the average consolidated common stockholders equity.

               "Rule 16b-3" means Rule 16b-3 under Section 16 of the Exchange Act, as amended from time to time.

               "Share-Based Awards" means Awards that are payable or denominated in or have a value derived from the value of, or an exercise or conversion privilege at a price related to, shares of Stock, as described in Sections 4(a)(1) through (5).

               "Share Units" means the number of units under a Share-Based Award that is payable solely in cash or is actually paid in cash, determined by reference to the number of shares of Stock by which the Share-Based Award is measured.

               "Stock" means shares of Common Stock of the Corporation, par value $1.00 per share, subject to adjustments made under Section 7 or by operation of law.

               "Subsidiary" means, as to any person, any corporation, association, partnership, joint venture or other business entity of which 50% or more of the voting stock or other equity interests (in the case of entities other than corporations), is owned or controlled (directly or indirectly) by that entity, or by one or more of the Subsidiaries of that entity, or by a combination thereof.

               "Total Stockholder Return" means with respect to the Corporation or other entities (if measured on a relative basis), the (i) change in the market price of its common stock (as quoted in the principal market on which it is traded as of the beginning and ending of the period) plus dividends and other distributions paid, divided by (ii) the beginning quoted market price, all of which is adjusted for any changes in equity structure, including but not limited to stock splits and stock dividends.

       (b) Financial and Accounting Terms. Except as otherwise expressly provided or the context otherwise requires, financial and accounting terms, including terms defined herein as Performance Goals, are used as defined for purposes of, and shall be determined in accordance with, generally accepted accounting principles and as derived from the audited consolidated financial statements of the Corporation, prepared in the ordinary course of business.

       (c) Rules of Construction. For purposes of this Plan and the Award Agreements, unless otherwise expressly provided or the context otherwise requires, the terms defined in this Plan include the plural and the singular, and pronouns of either gender or neuter shall include, as appropriate, the other pronoun forms.

SECTION 3.   Eligibility.

       Any one or more Awards may be granted to any Employee who is designated by the Committee to receive an Award, provided that no individual who beneficially owns Stock possessing five percent (5%) or more of the combined voting power of all classes of stock of the Corporation shall be eligible to participate in this Plan.

SECTION 4.   Awards.

       (a) Type of Awards. The Committee may grant any of the following types of Awards, either singly, in tandem or in combination with other Awards:

               (1) Nonqualified Stock Options. A Nonqualified Stock Option is an Award in the form of an option to purchase Stock that is not intended to comply with the requirements of Code Section 422. The exercise price of each Nonqualified Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the date that the Option is granted or, if the exercise price of an Option is reduced by amendment, the Fair Market Value of the Stock on the date of the amendment. All Nonqualified Stock Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of
         Section 4(b).

               (2) Incentive Stock Options. An Incentive Stock Option is an Award in the form of an option to purchase Stock that is intended to comply with the requirements of Code Section 422 or any successor section of the Code. The exercise price of each Incentive Stock Option granted under this Plan shall be not less than the Fair Market Value of the Stock on the date the Option is granted or, if the exercise price of an Option is reduced by amendment, the Fair Market Value of the Stock on the date of the amendment. To the extent that the aggregate "fair market value" of Stock with respect to which one or more incentive stock options first become exercisable by a Participant in any calendar year exceeds $100,000, taking into account both Stock subject to Incentive Stock Options under this Plan and stock subject to incentive stock options under all other plans of the Corporation or of other entities referenced in Code Section 422(d)(1), the options shall be treated as Nonqualified Stock Options. For this purpose, the "fair market value" of the Stock subject to options shall be determined as of the date the Options were awarded. All Incentive Stock Options granted at an exercise price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions of Section 4(b).

               (3) Stock Appreciation Rights. A Stock Appreciation Right is an Award in the form of a right to receive, upon surrender of the right, but without other payment, an amount based on appreciation in the value of Stock over a base price established in the Award, payable in cash, Stock or such other form or combination of forms of payout, at times and upon conditions (which may include a Change in Control), as may be approved by the Committee. The minimum base price of a Stock Appreciation Right granted under this Plan shall be not less than the lowest of the Fair Market Value of the underlying Stock on the date the Stock Appreciation Right is granted or, if the base price of a Stock Appreciation Right is reduced by amendment, the Fair Market Value of the Stock on the date of the amendment, or, in the case of a Stock Appreciation Right related to an Option (whether already outstanding or concurrently granted), the exercise price of the related Option. All Stock Appreciation Rights granted at a base price not less than Fair Market Value on the date of grant shall be treated as Performance-Based Awards subject to the applicable restrictions under Section 4(b).

               (4) Restricted Stock. Restricted Stock is an Award of shares of Stock of the Corporation that are issued, but subject to restrictions on transfer and/or such other restrictions on incidents of ownership as the Committee may determine. Restricted Stock Awards to Executive Officers that are either granted or vest upon attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards under Section 4(b).

               (5) Other Share-Based Awards. The Committee may from time to time grant Awards under this Plan that provide the Participants with Stock or the right to purchase Stock, or provide other incentive Awards (including, but not limited to phantom stock or units, performance stock or units, bonus stock, dividend equivalent units, or similar securities or rights) that have a value derived from the value of, or an exercise or conversion privilege at a price related to, or that are otherwise payable in shares of Stock. The Awards shall be in a form determined by the Committee, provided that the Awards shall not be inconsistent with the other express terms of this Plan. Awards under this Section 4(a)(5) to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more of the Performance Goals shall only be granted as Performance-Based Awards under Section 4(b).

               (6) Cash-Based Awards. Cash-Based Awards are Awards that provide Participants with the opportunity to earn a cash payment based upon the level of performance of the Corporation relative to one or more Performance Goals established by the Committee for an award cycle of more than one but not more than five years. For each award cycle, the Committee shall determine the size of the Awards, the Performance Goals, the performance targets as to each of the Performance Goals, the level or levels of achievement necessary for award payments and the weighting of the Performance Goals, if more than one Performance Goal is applicable. Cash-Based Awards to Executive Officers that are either granted or become vested, exercisable or payable based on attainment of one or more Performance Goals shall only be granted as Performance-Based Awards under Section 4(b).

       (b) Special Performance-Based Awards. Without limiting the generality of the foregoing, any of the type of Awards listed in Section 4(a) may be granted as awards that satisfy the requirements for "performance-based compensation" within the meaning of Code Section 162(m) ("Performance-Based Awards"), the grant, vesting, exercisability or payment of which depends on the degree of achievement of the Performance Goals relative to preestablished targeted levels for the Corporation on a consolidated basis. Notwithstanding anything contained in this Section 4(b) to the contrary, any Option or Stock Appreciation Right with an exercise price or a base price not less than Fair Market Value on the date of grant shall be subject only to the requirements of clauses (1) and
(3)(A) below in order for such Awards to satisfy the requirements for Performance-Based Awards under this Section 4(b) (with such Awards hereinafter referred to as a "Qualifying Option" or a "Qualifying Stock Appreciation Right", respectively). With the exception of any Qualifying Option or Qualifying Stock Appreciation Right, an Award that is intended to satisfy the requirements of this Section 4(b) shall be designated as a Performance-Based Award at the time of grant.

               (1) Eligible Class. The eligible class of persons for Awards under this Section 4(b) shall be all Employees.

               (2) Performance Goals. The performance goals for any Awards under this Section 4(b) (other than Qualifying Options and Qualifying Stock Appreciation Rights) shall be, on an absolute or relative basis, one or more of the Performance Goals. The specific performance target(s) with respect to Performance Goal(s) must be established by the Committee in advance of the deadlines applicable under Code Section 162(m) and while the performance relating to the Performance Goal(s) remains substantially uncertain.

               (3) Individual Limits.

                   (A) Share-Based Awards. The maximum number of shares of Stock or Share Units that are issuable under Options, Stock Appreciation Rights, Restricted Stock or other Share-Based Awards (described under Section 4(a)(5)) that are granted as Performance-Based Awards during any calendar year to any Participant shall not exceed 1,000,000, either individually or in the aggregate, subject to adjustment as provided in Section 7. Awards that are canceled or repriced during the year shall be counted against this limit to the extent required by Code Section 162(m).

                   (B) Cash-Based Awards. The aggregate amount of compensation to be paid to any Participant in respect of those Cash-Based Awards that are granted during any calendar year as Performance-Based Awards shall not exceed $3,000,000.

               (4) Committee Certification. Before any Performance-Based Award under this Section 4(b) (other than Qualifying Options and Qualifying Stock

         Appreciation Rights) is paid, the Committee must certify in writing (by resolution or otherwise) that the applicable Performance Goal(s) and any other material terms of the Performance-Based Award were satisfied; provided, however, that a Performance-Based Award may be paid without regard to the satisfaction of the applicable Performance Goal in the event of a Change in Control as provided in Section 7(b).

               (5) Terms and Conditions of Awards; Committee Discretion to Reduce Performance Awards. The Committee shall have discretion to determine the conditions, restrictions or other limitations, in accordance with the terms of this Plan and Code Section 162(m), on the payment of individual Performance-Based Awards under this Section 4(b). To the extent set forth in an Award Agreement, the Committee may reserve the right to reduce the amount payable in accordance with any standards or on any other basis (including the Committee's discretion), as the Committee may impose.

               (6) Adjustments for Material Changes. In the event of (i) a change in corporate capitalization, a corporate transaction or a complete or partial corporate liquidation, or (ii) any extraordinary gain or loss or other event that is treated for accounting purposes as an extraordinary item under generally accepted accounting principles, or (iii) any material change in accounting policies or practices affecting the Corporation and/or the Performance Goals or targets, then, to the extent any of the foregoing events (or a material effect thereof) was not anticipated at the time the targets were set, the Committee may make adjustments to the Performance Goals and/or targets, applied as of the date of the event, and based solely on objective criteria, so as to neutralize, in the Committee's judgment, the effect of the event on the applicable Performance-Based Award.

               (7) Interpretation. Except as specifically provided in this
         Section 4(b), the provisions of this Section 4(b) shall be interpreted and administered by the Committee in a manner consistent with the requirements for exemption of Performance-Based Awards granted to Executive Officers as "performance-based compensation" under Code
         Section 162(m) and regulations and other interpretations issued by the Internal Revenue Service thereunder,

       (c) Maximum Term of Awards. No Award that contemplates exercise or conversion may be exercised or converted to any extent, and no other Award that defers vesting, shall remain outstanding and unexercised, unconverted or unvested more than ten years after the date the Award was initially granted.

SECTION 5.   Shares of Stock and Share Units Available Under Plan.

       (a) Aggregate Share Limit. The maximum number of shares of Stock that may be issued pursuant to all Share-Based Awards (including Incentive Stock Options) is 41,000,000, subject to adjustment as provided in this Section 5 or Section 7.

       (b) Aggregate Share Unit Limit. The maximum number of Share Units that may be paid pursuant to all Share-Based Awards is 24,000,000, subject to adjustment as provided in this Section 5 or Section 7. Notwithstanding the foregoing, if a Share-Based Award paid or payable in Units satisfies the requirements for an exclusion from the definition of a derivative security under Rule 16a-1(c) that does not require that the Award be made under a Rule 16b-3 plan, the Share Units that may be paid under the Award shall not be counted against the Share Unit limit of this Section 5(b).

       (c) Reissue of Shares and Share Units. Any unexercised, unconverted or undistributed portion of any expired, canceled, terminated or forfeited Award, or any alternative form of consideration under an Award that is not paid in connection with the settlement of an Award or any portion of an Award, shall again be available for Award under Section 5(a) or 5(b), as applicable, whether or not the Participant has received benefits of ownership (such as dividends or dividend equivalents or voting rights) during the period in which the Participant's ownership was restricted or otherwise not vested. Shares of Stock that are issued pursuant to Awards and subsequently reacquired by the Corporation pursuant to the terms and conditions of the Awards shall be available for reissuance under the Plan.

       (d) Interpretive Issues. Additional rules for determining the number of shares of Stock or Share Units authorized under this Plan may be adopted by the Committee, as it deems necessary or appropriate.

       (e) Treasury Shares. No Fractional Shares. The Stock which may be issued (which term includes Stock reissued or otherwise delivered) pursuant to an Award under this Plan may be treasury or authorized but unissued Stock or Stock acquired, subsequently or in anticipation of a transaction under this Plan, in the open market or in privately negotiated transactions to satisfy the requirements of this Plan. No fractional shares shall be issued but fractional interests may be accumulated.

       (f) Consideration. The Stock issued under this Plan may be issued (subject to Section 10(d)) for any lawful form of consideration, the value of which equals the par value of the Stock or such greater or lesser value as the Committee, consistent with Sections 10(d) and 4(a)(1), (2) and (3), may require.

       (g) Purchase or Exercise Price; Withholding. The exercise or purchase price (if any) of the Stock issuable pursuant to any Award and any withholding obligation under applicable tax laws shall be paid in cash or, subject to the Committee's express authorization and the restrictions, conditions and procedures as the Committee may impose, any one or combination of (i) cash, (ii) the delivery of shares of Stock, (iii) a reduction in the amount of Stock or other amounts otherwise issuable or payable pursuant to such Award, or (iv) the delivery of a promissory note, or other obligation for the future payment in money, the terms and conditions of which shall be determined (subject to Section 10(d)) by the Committee. In the case of a payment by the means described in clause (ii) or (iii) above, the Stock to be so delivered or offset shall be determined by reference to the Fair Market Value of the Stock on the date as of which the payment or offset is made.

       (h) Cashless Exercise. The Committee may permit the exercise of the Award and payment of any applicable withholding tax in respect of an Award by delivery of written notice, subject to the Corporation's receipt of a third party payment in full in cash for the exercise price and the applicable withholding prior to issuance of Stock, in the manner and subject to the procedures as may be established by the Committee.

SECTION 6.   Award Agreements.

       Each Award under this Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth, in the case of Share-Based Awards, the number of shares of Stock or Share Units, as applicable, subject to the Award, and the price (if any) and term of the Award and, in the case of Performance-Based Awards, the applicable Performance Goals. The Award Agreement shall also set forth (or incorporate by reference) other material terms and conditions applicable to the Award as determined by the Committee consistent with the limitations of this Plan.

       (a) Incorporated Provisions. Award Agreements shall be subject to the terms of this Plan and shall be deemed to include the following terms, unless the Committee in the Award Agreement otherwise (consistent with applicable legal considerations) provides:

               (1) Non-assignability: The Award shall not be assignable nor transferable, except by will or by the laws of descent and distribution, and during the lifetime of a Participant the Award shall be exercised only by such Participant or by his or her guardian or legal representative. The designation of a Beneficiary hereunder shall not constitute a transfer prohibited by the foregoing provisions.

               (2) Rights as Stockholder: A Participant shall have no rights as a holder of Stock with respect to any unissued securities covered by an Award until the date the Participant becomes the holder of record of these securities. Except as provided in Section 7, no adjustment or other provision shall be made for dividends or other stockholder rights, except to the extent that the Award Agreement provides for dividend equivalents or similar economic benefits.

               (3) Withholding: The Participant shall be responsible for payment of any taxes or similar charges required by law to be withheld from an Award or an amount paid in satisfaction of an Award and these obligations shall be paid by the Participant on or prior to the payment of the Award. In the case of an Award payable in cash, the withholding obligation shall be satisfied by withholding the applicable amount and paying the net amount in cash to the Participant. In the case of an Award paid in shares of Stock, a Participant shall satisfy the withholding obligation as provided in Section 5(g).

               (4) Option Holding Period: Subject to the authority of the Committee under Section 7, a minimum six-month period shall elapse between the date of initial grant of any Option and the sale of the underlying shares of Stock, and the Corporation may impose legend and other restrictions on the Stock issued on exercise of the Options to enforce this requirement.

       (b) Other Provisions. Award Agreements may include other terms and conditions as the Committee shall approve, including but not limited to the following:

               (1) Termination of Employment: A provision describing the treatment of an Award in the event of the retirement, disability, death or other termination of a Participant's employment with or services to the Company, including any provisions relating to the vesting, exercisability, forfeiture or cancellation of the Award in these circumstances, subject, in the case of Performance-Based Awards, to the requirements for "performance-based compensation" under Code Section 162(m).

               (2) Vesting; Effect of Termination; Change in Control: Any other terms consistent with the terms of this Plan as are necessary and appropriate to effect the Award to the Participant, including but not limited to the vesting provisions, any requirements for continued employment, any other restrictions or conditions (including performance requirements) of the Award, and the method by which (consistent with
         Section 7) the restrictions or conditions lapse, and the effect on the Award of a Change in Control.

               (3) Replacement and Substitution: Any provisions permitting or requiring the surrender of outstanding Awards or securities held by the Participant in whole or in part in order to exercise or realize rights under or as a condition precedent to other Awards, or in exchange for the grant of new or amended Awards under similar or different terms.

               (4) Reloading: Any provisions for successive or replenished Awards, including but not limited to reload Options.

       (c) Contract Rights, Forms and Signatures. Any obligation of the Corporation to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and an Award Agreement. No Award shall be enforceable until the Award Agreement or a receipt has been signed by the Participant and on behalf of the Corporation by an Executive Officer (other than the recipient) or his or her delegate or, in the case of an Award to an Insider, by the Participant and the Corporation, whose signature shall be acknowledged by a member of the Committee. By executing the Award Agreement or receipt, a Participant shall be deemed to have accepted and consented to the terms of this Plan and any action taken in good faith under this Plan by and within the discretion of the Committee, the Board of Directors or their delegates. Unless the Award Agreement otherwise expressly provides, there shall be no third party beneficiaries of the obligations of the Corporation to the Participant under the Award Agreement.

SECTION 7.   Adjustments; Change in Control; Acquisitions.

       (a) Adjustments. If there shall occur any recapitalization, stock split (including a stock split in the form of a stock dividend), reverse stock split, merger, combination, consolidation, or other reorganization or any extraordinary dividend or other extraordinary distribution in respect of the Stock (whether in the form of cash, Stock or other property), or any split-up, spin-off, extraordinary redemption, or exchange of outstanding Stock, or there shall occur any other similar corporate transaction or event in respect of the Stock, or a sale of substantially all the assets of the Corporation as an entirety, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of this Plan, and taking into consideration the effect of the event on the holders of the Stock:

       (1) proportionately adjust any or all of

         (A) the number and type of shares of Stock and Share Units which thereafter may be made the subject of Awards (including the specific maximum and numbers of shares of Stock or Share Units set forth elsewhere in this Plan),

         (B) the number and type of shares of Stock, other property, Share Units or cash subject to any or all outstanding Awards,

         (C) the grant, purchase or exercise price, or conversion ratio of any or all outstanding Awards, or of the Stock, other property or Share Units underlying the Awards,

         (D) the securities, cash or other property deliverable upon exercise or conversion of any or all outstanding Awards,

         (E) subject to Section 4(b), the performance targets or standards appropriate to any outstanding Performance-Based Awards, or

         (F) any other terms as are affected by the event; or

       (2) subject to any applicable limitations in the case of a transaction to be accounted for as a pooling of interests under generally accepted accounting principles, provide for

         (A) an appropriate and proportionate cash settlement or distribution, or

         (B) the substitution or exchange of any or all outstanding Awards, or the cash, securities or property deliverable on exercise, conversion or vesting of the Awards;

       Notwithstanding the foregoing, in the case of an Incentive Stock Option, no adjustment shall be made which would cause this Plan to violate Section 424(a) of the Code or any successor provisions thereto, without the written consent of the Participant adversely affected thereby. The Committee may act prior to an event described in this paragraph (a) (including at the time of an Award by means of more specific provisions in the Award Agreement) if deemed necessary or appropriate to permit the Participant to realize the benefits intended to be conveyed by an Award in respect of the Stock in the case of an event described in paragraph (a).

       (b) Change in Control. The Committee may, in the Award Agreement, provide for the effect of a Change in Control on an Award. Such provisions may include, but are not limited to any one or more of the following with respect to any or all Awards: (i) the specific consequences of a Change in Control on the Awards;
(ii) a reservation of the Committee's right to determine in its discretion at any time that there shall be full acceleration or no acceleration of benefits under the Awards; (iii) that only certain or limited benefits under the Awards shall be accelerated; (iv) that the Awards shall be accelerated for a limited time only; or (v) that acceleration of the Awards shall be subject to additional conditions precedent (such as a termination of employment following a Change in Control).

       In addition to any action required or authorized by the terms of an Award, the Committee may take any other action it deems appropriate to ensure the equitable treatment of Participants in the event of or in anticipation of a Change in Control, including but not limited to any one or more of the following with respect to any or all Awards: (i) the acceleration or extension of time periods for purposes of exercising, vesting in, or realizing gain from, the Awards; (ii) the waiver of conditions on the Awards that were imposed for the benefit of the Corporation; (iii) provision for the cash settlement of the Awards for their equivalent cash value, as determined by the Committee, as of the date of the Change in Control; or (iv) such other modification or adjustment to the Awards as the Committee deems appropriate to maintain and protect the rights and interests of Participants upon or following the Change in Control. The Committee also may accord any Participant a right to refuse any acceleration of exercisability, vesting or benefits, whether pursuant to the Award Agreement or otherwise, in such circumstances as the Committee may approve.

       Notwithstanding the foregoing provisions of this Section 7(b) or any provision in an Award Agreement to the contrary, (i) in no event shall the Committee be deemed to have discretion to accelerate or not accelerate or make other changes in or to any or all Awards, in respect of a transaction, if such action or inaction would be inconsistent with or would otherwise frustrate the intended accounting for a proposed transaction as a pooling of interests under generally accepted accounting principles; and (ii) if any Award to any Insider is accelerated to a date that is less than six months after the date of the Award, the Committee may prohibit a sale of the underlying Stock (other than a sale by operation or law in exchange for or through conversion into other securities), and the Corporation may impose legend and other restrictions on the Stock to enforce this prohibition.

       (c) Change in Control Definition. For purposes of this Plan, a change of control shall include and be deemed to occur upon the following events:

         (1) A tender offer or exchange offer is consummated for the ownership of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding voting securities entitled to vote in the election of directors of the Corporation.

         (2) The Corporation is merged, combined, consolidated, recapitalized or otherwise reorganized with one or more other entities that are not Subsidiaries and, as a result of the merger, combination, consolidation, recapitalization or other reorganization, less than 75% of the outstanding voting securities of the surviving or resulting corporation shall immediately after the event be owned in the aggregate by the stockholders of the Corporation (directly or indirectly), determined on the basis of record ownership as of the date of determination of holders entitled to vote on the action (or in the absence of a vote, the day immediately prior to the event).

         (3) Any person (as this term is used in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, but excluding any person described in and satisfying the conditions of Rule 13d-1(b)(1) thereunder), becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation representing 25% or more of the combined voting power of the Corporation's then outstanding securities entitled to vote in the election of directors of the Corporation.

         (4) At any time within any period of two years after a tender offer, merger, combination, consolidation, recapitalization, or other reorganization or a contested election, or any combination of these events, the "Incumbent Directors" shall cease to constitute at least a majority of the authorized number of members of the Board. For purposes hereof, "Incumbent Directors" shall mean the persons who were members of the Board immediately before the first of these events and the persons who were elected or nominated as their successors or pursuant to increases in the size of the Board by a vote of at least three-fourths of the Board members who were then Board members (or successors or additional members so elected or nominated).

         (5) The stockholders of the Corporation approve a plan of liquidation and dissolution or the sale or transfer of substantially all of the Corporation's business and/or assets as an entirety to an entity that is not a Subsidiary.

       (d) Business Acquisitions. Awards may be granted under this Plan on the terms and conditions as the Committee considers appropriate, which may differ from those otherwise required by this Plan to the extent necessary to reflect a substitution for or assumption of stock incentive awards held by employees of other entities who become employees of the Corporation or a Subsidiary as the result of a merger of the employing entity with, or the acquisition of the property or stock of the employing entity by, the Corporation or a Subsidiary, directly or indirectly.

SECTION 8.   Administration.

       (a) Committee Authority and Structure. This Plan and all Awards granted under this Plan shall be administered by the Compensation Committee of the Board or such other committee of the Board as may be designated by the Board and constituted so as to permit this Plan to comply with the disinterested administration requirements of Rule 16b-3 under the Exchange Act and the "outside director" requirement of Code Section 162(m). The members of the Committee shall be designated by the Board. A majority of the members of the Committee (but not fewer than two) shall constitute a quorum. The vote of a majority of a quorum or the unanimous written consent of the Committee shall constitute action by the Committee.

       (b) Selection and Grant. The Committee shall have the authority to determine the Employees (if any) to whom Awards will be granted under this Plan, the type of Award or Awards to be made, and the nature, amount, pricing, timing, and other terms of Awards to be made to any one or more of these individuals, subject to the terms of this Plan.

       (c) Construction and Interpretation. The Committee shall have the power to interpret and administer this Plan and Award Agreements, and to adopt, amend and rescind related rules and procedures. All questions of interpretation and determinations with respect to this Plan, the number of shares of Stock, Stock Appreciation Rights, or units or other Awards granted, and the terms of any Award Agreements, the adjustments required or permitted by Section 7, and other determinations hereunder shall be made by the Committee and its determination shall be final and conclusive upon all parties in interest. In the event of any conflict between an Award Agreement and any non-discretionary provisions of this Plan, the terms of this Plan shall govern.

       (d) Express Authority (and Limitations on Authority) to Change Terms of Awards. Without limiting the Committee's authority under other provisions of this Plan (including Sections 7 and 9), but subject to any express limitations of this Plan (including under Sections 7 and 9), the Committee shall have the authority to accelerate the exercisability or vesting of an Award, to extend the term or waive early termination provisions of an Award (subject to the maximum ten-year term under Section 4(b)), to waive the Corporation's rights with respect to an Award or restrictive conditions of an Award (including forfeiture conditions), and (subject to stockholder approval) to reduce by amendment the exercise or purchase price of an outstanding Award, with or without adjusting any holding period or other terms of the Award, in any case in such circumstances as the Committee deems appropriate.

       (e) Rule 16b-3 Conditions; Bifurcation of Plan. It is the intent of the Corporation that this Plan and Share-Based Awards hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies any applicable requirements of Rule 16b-3, so that these persons will be entitled to the benefits of Rule 16b-3 or other exemptive rules under Section 16 under the Exchange Act and will not be subjected to avoidable liability thereunder as to Awards intended to be entitled to the benefits of Rule 16b-3. If any provision of this Plan or of any Award would otherwise frustrate or conflict with the intent expressed in this Section 8(e), that provision to the extent possible shall be interpreted and deemed amended so as to avoid such conflict. To the extent of any remaining irreconcilable conflict with this intent, the provision shall be deemed disregarded as to Awards intended as Rule 16b-3 exempt Awards. Notwithstanding anything to the contrary in this Plan, the provisions of this Plan may at any time be bifurcated by the Board or the Committee in any manner so that certain provisions of this Plan or any Award Agreement intended (or required in order) to satisfy the applicable requirements of Rule 16b-3 are only applicable to Insiders and to those Awards to Insiders intended to satisfy the requirements of Rule 16b-3.

       (f) Limitations Prior to Expiration of Rule 16b-3 Transition
Period. Notwithstanding any other provision of this Plan, any Award granted to an Insider prior to September 1, 1995 (or any other date at which the transition period for purposes of new Rule 16b-3, as to this Plan, expires) is subject to the following additional limitations:

         (1) the Award may provide for the issuance of shares of Stock as a stock bonus for no consideration other than services rendered; and

         (2) in the event of an Award under which shares of Stock are or in the future may be issued for any other type of consideration, the amount of the consideration either (A) shall be equal to the minimum amount (such as the par value of the shares) required to be received by the Corporation to comply with applicable state law, or (B) shall be equal to or greater than 50% of the Fair Market Value of the shares of Stock on the date of the Award; provided that in the case of Restricted Stock Awards, the amount shall equal the minimum lawful amount (but not more than 10% of the market value of the Stock subject to the Award on the Award Date) and any right to purchase the Restricted Stock must be exercised within 60 days of the Award Date.

       (g) Delegation and Reliance. The Committee may delegate to the officers or employees of the Corporation the authority to execute and deliver those instruments and documents, to do all acts and things, and to take all other steps deemed necessary, advisable or convenient for the effective administration of this Plan in accordance with its terms and purpose, except that the Committee may not delegate any discretionary authority to grant or amend an award or with respect to substantive decisions or functions regarding this Plan or Awards as these relate to the material terms of Performance-Based Awards to Executive Officers or to the timing, eligibility, pricing, amount or other material terms of Awards to Insiders. In making any determination or in taking or not taking any action under this Plan, the Board and the Committee may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. No director, officer, employee or agent of the Corporation shall be liable for any such action or determination taken or made or omitted in good faith.

       (h) Exculpation and Indemnity. Neither the Corporation nor any member of the Board of Directors or of the Committee, nor any other person participating in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken or not taken in good faith under this Plan or for the failure of an Award (or action in respect of an Award) to satisfy Code requirements as to incentive stock options or to realize other intended tax consequences, to qualify for exemption or relief under Rule 16b-3 or to comply with any other law, compliance with which is not required on the part of the Corporation.

SECTION 9.   Amendment and Termination of this Plan.

       The Board of Directors may at any time amend, suspend or discontinue this Plan, subject to any stockholder approval that may be required under applicable law. The Committee may at any time alter or amend any or all Award Agreements under this Plan in any manner that would be authorized for a new Award under this Plan, including but not limited to any manner set forth in Section 8(d) (subject to any applicable limitations thereunder). Notwithstanding the foregoing, no such action by the Board or the Committee shall, in any manner adverse to a Participant other than as expressly permitted by the terms of an Award Agreement, affect any Award then outstanding and evidenced by an Award Agreement without the consent in writing of the Participant or a Beneficiary who has become entitled to an Award.

SECTION 10.   Miscellaneous.

       (a) Unfunded Plans. This Plan shall be unfunded. Neither the Corporation nor the Board of Directors nor the Committee shall be required to segregate any assets that may at any time be represented by Awards made pursuant to this Plan. Neither the Corporation, the Committee, nor the Board of Directors shall be deemed to be a trustee of any amounts to be paid or securities to be issued under this Plan.

       (b) Rights of Employees.

               (1) No Right to an Award. Status as an Employee shall not be construed as a commitment that any one or more Awards will be made under this Plan to an Employee or to Employees generally. Status as a Participant shall not entitle the Participant to any additional Award.

               (2) No Assurance of Employment. Nothing contained in this Plan (or in any other documents related to this Plan or to any Award) shall confer upon any Employee or Participant any right to continue in the employ or other service of the Corporation or any Subsidiary or constitute any contract (of employment or otherwise) or limit in any way the right of the Corporation or any Subsidiary to change a person's compensation or other benefits or to terminate the employment of a person with or without cause.

       (c) Effective Date; Duration. This Plan has been adopted by the Board of Directors of the Corporation and approved by Lockheed Corporation and Martin Marietta Corporation as stockholders of the Corporation. This Plan shall become effective upon and shall be subject to the approvals of the respective stockholders of Lockheed Corporation and of Martin Marietta Corporation. This Plan shall remain in effect until any and all Awards under this Plan have been exercised, converted or terminated under the terms of this Plan and applicable Award Agreements. Notwithstanding the foregoing, no Award may be granted under this Plan after September 21, 2004. Notwithstanding the foregoing, any Award granted prior to such date may be amended after such date in any manner that would have been permitted prior to such date, except that no such amendment shall increase the number of shares subject to, comprising or referenced in such Award.

       (d) Compliance with Laws. This Plan, Award Agreements, and the grant, exercise, conversion, operation and vesting of Awards, and the issuance and delivery of shares of Stock and/or other securities or property or the payment of cash under this Plan, Awards or Award Agreements, are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal insider trading, registration, reporting and other securities laws and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions (and the person acquiring such securities shall, if requested by the Corporation, provide such evidence, assurance and representations to the Corporation as to compliance with any thereof) as the Corporation may deem necessary or desirable to assure compliance with all applicable legal requirements.

       (f) Applicable Law. This Plan, Award Agreements and any related documents and matters shall be governed in accordance with the laws of the State of Maryland, except as to matters of federal law.

       (g) Non-Exclusivity of Plan. Nothing in this Plan shall limit or be deemed to limit the authority of the Corporation, the Board or the Committee to grant awards or authorize any other compensation, with or without reference to the Stock, under any other plan or authority.

                             [RECYCLED PAPER LOGO]

                                        [LOCKHEED MARTIN LOGO]

                                        LOCKHEED MARTIN CORPORATION
                                        6801 ROCKLEDGE DRIVE, BETHESDA, MD 20817

                                  U.S.TRUST

                     NOTICE TO PARTICIPANTS WITH LOCKHEED
                  MARTIN CORPORATION COMMON STOCK ALLOCATED
                  TO THEIR ACCOUNTS IN CERTAIN 401(K) PLANS




Dear Plan Participant:

       The enclosed 2000 proxy materials have been prepared by the Board of Directors of Lockheed Martin Corporation ("Lockheed Martin") in connection with its solicitation of proxies for the Annual Meeting of Stockholders to be held on April 27, 2000.

       U.S. Trust Company, National Association ("U.S. Trust") is serving as a trustee of the shares of Lockheed Martin Corporation common stock ("Common Stock") held in the plans listed on the attachment hereto (the "Plans"). The enclosed Proxy Solicitation/Voting Instruction card is to be used for giving voting instructions to U.S. Trust with respect to shares held in the Plans and appointing proxies for voting shares owned outside of the Plans. This letter provides information concerning the voting of Common Stock held in the Plans.

       The recommendations of the Board of Directors with respect to matters to be voted upon at the Annual Meeting of Stockholders are printed on the voting instruction card. If you want to follow the Board's recommendations on all matters, you can do so by signing, dating and returning the card in the enclosed postage-paid envelope without checking any of the boxes on the card. You may also provide voting instructions electronically by Internet or telephone, as explained below.

       All matters to be voted upon at this meeting are extremely important and are described in the enclosed proxy materials. You should carefully read these materials and the following explanation of the voting pass-through rules of the Plans and how to complete and return the card or provide voting instructions electronically by Internet or telephone.

VOTING DEADLINE

       In order to be assured that your voting instructions to U.S. Trust will be followed, your voting instruction card, Internet or telephone instructions must be received no later than 5 p.m. New York City time on April 24, 2000.

       If you wish to provide voting instructions by returning a voting instruction card, you must complete, sign, date and return your card in the envelope provided in time for it to be received by the voting deadline. Please remember to return your card in the envelope provided, rather than to Lockheed Martin or any other party. The envelope is addressed to First Chicago Trust Company, a division of EquiServe, acting as confidential vote tabulator for U.S. Trust.

U.S. TRUST'S RESPONSIBILITIES

       As a trustee of the Common Stock held in the Plans, U.S. Trust's responsibilities include providing proxy materials to participants, ensuring the confidentiality of participants' voting instructions, voting shares in accordance with participant instructions, and voting shares for which no instructions are received from participants.

HOW TO GIVE VOTING INSTRUCTIONS

       These instructions explain how you may give voting instructions to U.S. Trust with respect to both allocated and unallocated shares of Common Stock.

      ALLOCATED SHARES

       Only U.S. Trust can vote the shares held by the Plans. However, under the terms of the Plans, each participant is entitled to instruct U.S. Trust how to vote all shares allocated to his or her account. You may instruct U.S. Trust to vote for or against any particular matter or to abstain from voting on that matter. If you sign, date and return a card but do not check any boxes on the card, U.S. Trust will vote the shares in accordance with the Board's recommendations on the card.

       You may also provide voting instructions to U.S. Trust by using the Internet or a touch-tone telephone. Simply access http://www.eproxyvote.com/lmt on the Internet or dial 1-877-779-8683 on your touch-tone telephone and follow the directions. You must have your voting instruction card and your social security number available when you vote by Internet or telephone. If you return a voting instruction card and also provide voting instructions by Internet and/or telephone, U.S. Trust will follow your latest instructions. For this purpose, the date on your voting instruction card will be the date for those instructions. If it is not possible to determine which voting instructions are the latest, U.S. Trust will follow your latest dated electronic voting instructions.

      UNALLOCATED SHARES

      The Lockheed Martin Corporation Salaried Savings Plan ("Salaried Savings Plan") also holds shares of Common Stock which are not yet allocated to any individual's account. If you participate in the Salaried Savings Plan, you may choose to act as a "named fiduciary" under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and instruct U.S. Trust how to vote a proportionate number of unallocated shares based upon the number of ESOP Match Shares currently allocated to your account. The unallocated shares for which you are entitled to provide voting instructions will be approximately .37 times the number of ESOP Match Shares shown on your voting instruction card. Your voting instructions will automatically apply to a proportionate number of unallocated shares, unless you check the box on the card indicating that you do not want to provide voting instructions for those shares.

       Under ERISA, a person who agrees to act as a fiduciary becomes subject to the fiduciary responsibility rules of ERISA. These fiduciary responsibility rules require a fiduciary to act prudently, solely in the interest of all plan participants and beneficiaries and for the exclusive purpose of providing benefits to the plan participants and beneficiaries. A fiduciary who breaches the fiduciary responsibility rules of ERISA may be liable to the plan for any losses caused by the fiduciary's actions. If you accept your designation as a named fiduciary, you should exercise your voting rights prudently and in the interest of all participants and beneficiaries of the Salaried Savings Plan. If you do not wish to act as a named fiduciary for the unallocated shares, you must check the box on the voting instruction card indicating that you are not providing voting instructions for those shares.

       If you are a participant in the Salaried Savings Plan and do not wish to provide voting instructions for the unallocated shares, you may not vote by telephone.

      FAILURE TO PROVIDE INSTRUCTIONS

      If you do not sign, date and return a card or vote by Internet or telephone, U.S. Trust will vote shares allocated to your account in its sole discretion. If timely voting instructions for unallocated shares are not received from all participants who have ESOP Match Shares allocated to their accounts, U.S. Trust will vote the remaining unallocated shares in the same proportions as those for which timely voting instructions have been received. Accordingly, the exact number of unallocated shares which will be voted in accordance with your voting instructions cannot be determined until all timely participant instructions have been received.

CONFIDENTIALITY

      Your voting instructions to U.S. Trust are confidential. U.S. Trust will not disclose how you voted or if you voted, unless required to do so by law. You should feel free to instruct U.S. Trust to vote in the manner you think is best.

QUESTIONS

      If you have any questions about your voting rights under the Plan, the card or the confidentiality of your vote, please contact U.S. Trust between the hours of 8:30 a.m. and 4:00 p.m. Los Angeles time at 1-800-535-3093.

                                      U.S. TRUST COMPANY, National Association
                                                          Common Stock Trustee

                                                                      ATTACHMENT

----------------------------------------------------------------------------------
   PLAN#                                     PLAN
----------------------------------------------------------------------------------
     1       SANDIA CORPORATION SAVINGS AND INCOME PLAN
----------------------------------------------------------------------------------
     2       SANDIA CORPORATION SAVINGS AND SECURITY PLAN
----------------------------------------------------------------------------------
             LOCKHEED MARTIN CORPORATION HOURLY EMPLOYEES SAVINGS AND STOCK
     3       INVESTMENT PLAN - FORT WORTH AND ABILENE DIVISIONS
----------------------------------------------------------------------------------
     4       LOCKHEED MARTIN CORPORATION HOURLY EMPLOYEE SAVINGS PLAN PLUS
----------------------------------------------------------------------------------
             LOCKHEED MARTIN CORPORATION CAPITAL ACCUMULATION PLAN FOR SALARIED
     5       EMPLOYEES
----------------------------------------------------------------------------------
             LOCKHEED MARTIN CORPORATION CAPITAL ACCUMULATION PLAN FOR HOURLY
     6       EMPLOYEES
----------------------------------------------------------------------------------
     7       LOCKHEED MARTIN CORPORATION OPERATION SUPPORT SAVINGS PLAN
----------------------------------------------------------------------------------
             LOCKHEED MARTIN CORPORATION PERFORMANCE SHARING PLAN FOR BARGAINING
     8       EMPLOYEES
----------------------------------------------------------------------------------
             LOCKHEED MARTIN CORPORATION PERFORMANCE SHARING PLAN FOR PUERTO
     9       RICO EMPLOYEES
----------------------------------------------------------------------------------
             LOCKHEED MARTIN CORPORATION RETIREMENT SAVINGS PLAN FOR SALARIED
     10      EMPLOYEES
----------------------------------------------------------------------------------
     11      LOCKHEED MARTIN CORPORATION SALARIED SAVINGS PLAN*
    12*      (match shares are shown separately on voting instruction card)
----------------------------------------------------------------------------------
             LOCKHEED MARTIN CORPORATION SAVINGS AND INVESTMENT PLAN FOR HOURLY
     13      EMPLOYEES
----------------------------------------------------------------------------------
     14      LOCKHEED MARTIN ENERGY SYSTEMS SAVINGS PROGRAM
----------------------------------------------------------------------------------
     15      LOCKHEED MARTIN CORPORATION BASIC BENEFIT PLAN FOR HOURLY EMPLOYEES
----------------------------------------------------------------------------------
     16      SPACE FLIGHT OPERATIONS CONTRACT SAVINGS PLAN
----------------------------------------------------------------------------------
             IDAHO NATIONAL ENGINEERING AND ENVIRONMENTAL LABORATORY EMPLOYEE
     17      INVESTMENT PLAN
----------------------------------------------------------------------------------

                           LOCKHEED MARTIN CORPORATION

                  PROXY SOLICITATION/VOTING INSTRUCTION CARD FOR
                         ANNUAL MEETING OF STOCKHOLDERS

       The undersigned hereby appoints Gwendolyn S. King, James R. Ukropina and
P      Douglas C. Yearley, each of them proxies of the undersigned with respect
R      to common stock of Lockheed Martin Corporation (the "Corporation") owned
O      by the undersigned, with full power of substitution, to vote and act for
X      the undersigned at the Annual Meeting of Stockholders of the Corporation
Y to be held at 10:30 a.m. on April 27, 2000, at the South Shore Harbour Resort & Conference Center, 2500 South Shore Boulevard, League City, Texas, and at any adjournment or postponement thereof. If the undersigned is a participant in one or more of the Corporation's 401(k) or capital accumulation plans and has stock allocated to his or her account(s), the undersigned hereby instructs the Trustee of the plan(s) to vote such shares of stock in accordance with the instructions on the reverse side of this card at the Annual Meeting and any adjournment thereof in accordance with its discretion on such other matters as may properly come before the meeting. A proportionate number of shares of stock not yet allocated to participants' accounts in the Lockheed Martin Corporation Salaried Savings Plan will be voted in accordance with the instructions of each participant in that plan who has ESOP match shares allocated to his or her account, unless the participant elects not to provide instructions with respect to such shares on the reverse side of this card. Allocated plan shares for which no card is received will be voted by the Trustee at its discretion. Unallocated shares for which no card is received will be voted by the Trustee in the same proportion as unallocated shares for which instructions are received. Stockholders and plan participants are requested to mark, date and sign this card on the reverse side and to return it promptly in the enclosed envelope, or to vote by Internet, access http://www.eproxyvote.com/lmt or to vote by telephone, dial toll-free 1-877-779-8683 (or 201-536-8073 toll call outside of U.S.).

       To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side; no boxes need to be checked.

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

      The Board of Directors is soliciting this Proxy Solicitation/Voting
                               Instruction Card.

--------------------------------------------------------------------------------
 /\ IF CASTING VOTES BY MAIL, DETACH HERE AND RETURN PROPERLY EXECUTED PROXY /\
            SOLICITATION/VOTING INSTRUCTION CARD IN ENCLOSED ENVELOPE


                                                  [LOCKHEED MARTIN LOGO]

                         ANNUAL MEETING OF STOCKHOLDERS
                             THURSDAY, APRIL 27, 2000
                 SOUTH SHORE HARBOUR RESORT & CONFERENCE CENTER
              2500 SOUTH SHORE BOULEVARD, LEAGUE CITY, TEXAS 77573

       You may vote your shares electronically by Internet or telephone. Voting electronically will eliminate the need to mail a voted Proxy Solicitation/Voting Instruction Card. Please note that participants in the Lockheed Martin Salaried Savings Plan electing not to direct the voting of unallocated shares may not vote by telephone but may still vote using the Internet. To vote by Internet or telephone, please follow the steps below:

       ------------------------------------------------------------------------------------------------
                                                            TELEPHONE VOTING STEPS
                INTERNET VOTING STEPS
                                                       1)  Have this card (showing your voting control
        1)  Have this card (showing your voting            number in box on reverse side of this card)
            control number in box on reverse side          and your social security number/tax
            of this card) and your social security         identification number available; then,
            number/tax identification number
            available; then,                           2)  Using a touch-tone telephone, dial TOLL-FREE
                                                           1-877-779-8683 (OR 201-536-8073 TOLL CALL
        2)  Access http://www.eproxyvote.com/lmt           OUTSIDE OF U.S.)
       ------------------------------------------------------------------------------------------------

       The Internet and telephone voting systems preserve the confidentiality of your vote and will confirm your voting instructions with you before you cast your vote. You may also change your selections on any or all of the proposals to be voted.

               YOUR VOTE IS IMPORTANT TO US. THANK YOU FOR VOTING.

                                                                                                                        |     5601
[X] PLEASE MARK YOUR    _                                                                                               |
    VOTES AS IN THIS   |                                                                                                |
    EXAMPLE.                                                                                                             ------

THIS PROXY SOLICITATION/VOTING INSTRUCTION CARD WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF
NO DIRECTION IS MADE, THIS CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

   ------------------------------------------------------------------------------------------------------------------------------
                          DIRECTORS RECOMMEND A VOTE FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3.
   ------------------------------------------------------------------------------------------------------------------------------
                      FOR    WITHHELD    01. Norman R. Augustine   07. Caleb B. Hurtt                         FOR AGAINST ABSTAIN
     1. Election of   [ ]      [ ]       02. Marcus C. Bennett     08. Gwendolyn S. King    2. Appointment of [ ]   [ ]     [ ]
        Directors                        03. Lynne V. Cheney       09. Eugene F. Murphy        Ernst & Young
                                         04. Vance D. Coffman      10. Frank Savage            as Auditors
     (For, except vote withheld from     05. James F. Gibbons      11. James R. Ukropina
     the following nominee(s))           06. Edward E. Hood, Jr.   12. Douglas C. Yearley   3. Re-approval of [ ]   [ ]     [ ]
                                                                                               Performance-
     --------------------------------                                                          Based Goals
                                                                                               under the
                                                                                               Corporation's
                                                                                               1995 Omnibus
                                                                                               Performance
                                                                                               Award Plan
   ------------------------------------------------------------------------------------------------------------------------------
                                                                                           --------------------------------------
                                                                                             DIRECTORS RECOMMEND A VOTE AGAINST
                                                                                                     PROPOSALS 4 AND 5.
                                                                                           --------------------------------------
                                                                                                              FOR AGAINST ABSTAIN
                                                                                            4. Stockholder    [ ]   [ ]     [ ]
                                                                                               Proposal-
                                                                                               Directors Term
                                                                                               Limits

                                                                                            5. Stockholder    [ ]   [ ]     [ ]
                                                                                               Proposal-
                                                                                               Ethical
                                                                                               Criteria in
                                                                                               Defense
                                                                                               Contracting
                                                                                           --------------------------------------
                                                                                               The signer hereby revokes all
                                                                                               previous proxies given by the
                                                                                               signer to vote at the Annual
                                                                                               Meeting or any adjournments
                                                                                               thereof.

                                                                                            I elect not to direct the voting of
                                                                                            unallocated shares in the Lockheed   [ ]
                                                                                            Martin Corporation Salaried Savings
                                                                                            Plan.

                                                                                            I will attend the meeting            [ ]

                                                                                            NOTE: If casting your vote by mail,
                                                                                            please date and sign exactly as your
                                                                                            name appears above and return this
                                                                                            card in the enclosed envelope.



                                                                                            ----------------------------------------


                                                                                            ----------------------------------------
                                                                                             SIGNATURE(S)                  DATE


------------------------------------------------------------------------------------------------------------------------------------
            /\ IF CASTING VOTES BY MAIL, DETACH HERE AND RETURN PROPERLY EXECUTED PROXY SOLICITATION/VOTING /\
                                           INSTRUCTION CARD IN ENCLOSED ENVELOPE


                                                                           [LOCKHEED MARTIN LOGO]


                                                     ADMISSION TICKET

                           (Please bring this ticket with you if you are attending the meeting)



                                ANNUAL MEETING OF STOCKHOLDERS -- THURSDAY, APRIL 27, 2000
                                              CRYSTAL BALLROOM -- 10:30 A.M.
                                      SOUTH SHORE HARBOUR RESORT & CONFERENCE CENTER
                                                2500 SOUTH SHORE BOULEVARD
                                                    LEAGUE CITY, TEXAS


                           LOCKHEED MARTIN CORPORATION

                           PROXY SOLICITATION CARD FOR
P                        ANNUAL MEETING OF STOCKHOLDERS
R
O The undersigned hereby appoints Gwendolyn S. King, James R. Ukropina and X Douglas C. Yearley, each of them proxies of the undersigned with respect Y to common stock of Lockheed Martin Corporation (the "Corporation") owned by the undersigned, with full power of substitution, to vote and act for the undersigned at the Annual Meeting of Stockholders of the Corporation to be held at 10:30 a.m. on April 27, 2000, at the South Shore Harbour Resort & Conference Center, 2500 South Shore Boulevard, League City, Texas, and at any adjournment or postponement thereof in accordance with their discretion on such other matters as may properly come before the meeting. Stockholders are requested to mark, date and sign this card on the reverse side and to return it promptly in the enclosed envelope.

       To vote in accordance with the Board of Directors' recommendations, please sign and date the reverse side; no boxes need to be checked.

       The Board of Directors is soliciting this Proxy Solicitation Card.

                                                                     -----------
                                                                     SEE REVERSE
                                                                        SIDE
                                                                     -----------

--------------------------------------------------------------------------------
    /\ IF CASTING VOTES BY MAIL, DETACH HERE AND RETURN PROPERLY EXECUTED /\
                  PROXY SOLICITATION CARD IN ENCLOSED ENVELOPE

                                                                                                                        |     5601
[X] PLEASE MARK YOUR    _                                                                                               |
    VOTES AS IN THIS   |                                                                                                |
    EXAMPLE.                                                                                                             ------

THIS PROXY SOLICITATION CARD WHEN PROPERLY EXECUTED AND RETURNED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION
IS MADE, THIS CARD WILL BE VOTED FOR PROPOSALS 1, 2 AND 3 AND AGAINST PROPOSALS 4 AND 5.

   ------------------------------------------------------------------------------------------------------------------------------
                          DIRECTORS RECOMMEND A VOTE FOR ALL NOMINEES AND FOR PROPOSALS 2 AND 3.
   ------------------------------------------------------------------------------------------------------------------------------
                      FOR    WITHHELD    01. Norman R. Augustine   07. Caleb B. Hurtt                         FOR AGAINST ABSTAIN
     1. Election of   [ ]      [ ]       02. Marcus C. Bennett     08. Gwendolyn S. King    2. Appointment of [ ]   [ ]     [ ]
        Directors                        03. Lynne V. Cheney       09. Eugene F. Murphy        Ernst & Young
                                         04. Vance D. Coffman      10. Frank Savage            as Auditors
     (For, except vote withheld from     05. James F. Gibbons      11. James R. Ukropina
     the following nominee(s))           06. Edward E. Hood, Jr.   12. Douglas C. Yearley   3. Re-approval of [ ]   [ ]     [ ]
                                                                                               Performance-
     --------------------------------                                                          Based Goals
                                                                                               under the
                                                                                               Corporation's
                                                                                               1995 Omnibus
                                                                                               Performance
                                                                                               Award Plan
   ------------------------------------------------------------------------------------------------------------------------------
                                                                                           --------------------------------------
                                                                                             DIRECTORS RECOMMEND A VOTE AGAINST
                                                                                                     PROPOSALS 4 AND 5.
                                                                                           --------------------------------------
                                                                                                              FOR AGAINST ABSTAIN
                                                                                            4. Stockholder    [ ]   [ ]     [ ]
                                                                                               Proposal-
                                                                                               Directors Term
                                                                                               Limits

                                                                                            5. Stockholder    [ ]   [ ]     [ ]
                                                                                               Proposal-
                                                                                               Ethical
                                                                                               Criteria in
                                                                                               Defense
                                                                                               Contracting
                                                                                           --------------------------------------
                                                                                               The signer hereby revokes all
                                                                                               previous proxies given by the
                                                                                               signer to vote at the Annual
                                                                                               Meeting or any adjournments
                                                                                               thereof.



                                                                                            NOTE: If casting your vote by mail,
                                                                                            please date and sign exactly as your
                                                                                            name appears above and return this
                                                                                            card in the enclosed envelope.



                                                                                            ----------------------------------------


                                                                                            ----------------------------------------
                                                                                             SIGNATURE(S)                  DATE


------------------------------------------------------------------------------------------------------------------------------------
       /\ IF CASTING VOTES BY MAIL, DETACH HERE AND RETURN PROPERLY EXECUTED PROXY SOLICITATION CARD IN ENCLOSED ENVELOPE /\